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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07148

Schwartz Investment Trust
(Exact name of registrant as specified in charter)

801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan	48170
(Address of principal executive offices)	(Zip code)

George P. Schwartz

Schwartz Investment Counsel, Inc. 801 W. Ann Arbor Trail, Plymouth, MI 48170
(Name and address of agent for service)

Registrant's telephone number, including area code:	(734) 455-7777

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SCHWARTZ VALUE FOCUSED FUND

value investing since 1984

TICKER SYMBOL: RCMFX

ANNUAL REPORT

DECEMBER 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-888-726-0753 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-888-726-0753. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

Schwartz Value Focused Fund

Shareholder Services c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-0753	Investment Adviser Schwartz Investment Counsel, Inc. 801 W. Ann Arbor Trail Suite 244 Plymouth, MI 48170

Dear Fellow Shareholders,

The bull market resumed in 2019. Somewhat paradoxically, it was a great year for almost all asset classes, as domestic stocks, foreign stocks, Treasuries, corporate bonds, real estate, and precious metals all recorded strong gains. It was a particularly good year for U.S. equity investors, with the major stock market indices posting their biggest gains since 2013. Nearly everything worked, as small-caps, mid-caps, and especially large-caps all rose in tandem. For the year ended December 31, 2019, the Schwartz Value Focused Fund (“the Fund”) posted a total return of 18.67%, compared to 30.90% for the benchmark S&P 1500 Index.

The multi-year cycle of large-cap stocks outperforming small-caps continued last year. In the S&P 1500, returns were highly stratified by market capitalization - the larger the market cap, the greater the price appreciation, as shown in the table below:

Index	Market Cap	2019 Total Return
S&P 500 Index	Large-caps	31.49%
S&P 400 Index	Mid-caps	26.20%
S&P 600 Index	Small-caps	22.78%

Likewise, growth mutual funds continued their outperformance over value funds. According to Morningstar, the best performing fund category was large-cap growth, with the average fund up 31.91%. In contrast, the worst performing category was small-cap value with the average fund up 21.53%. In the S&P 500, the best performing sectors were the growth-oriented technology (+50.3%), communication services (+32.7%), and financials (+32.1%). Meanwhile, traditional value-oriented sectors lagged: energy (+11.8%), health care (+20.8%), and materials (+24.6%). In this environment, the Fund’s small-cap exposure, along with its risk averse approach, hurt our relative performance. As you know, the Fund is non-diversified, holds several concentrated positions, and thus does not resemble a broadly diversified index like the S&P 500.

The Fund’s largest holding remains Texas Pacific Land Trust (TPL or “the Trust”), which represents 19.1% of Fund assets. TPL’s share price appreciated substantially during 2019 with a 45.73% return. During Q3 of last year, the Trust formed a special committee to explore the possibility of converting the Trust to a corporate structure. We believe such a conversion is likely to occur in 2020 and would benefit TPL shareholders in numerous ways. We continue to believe the intrinsic value of TPL far exceeds its current share price. The Fund’s five best performing stocks in 2019 were:

Company	Industry	2019 Performance
Avid Bioservices, Inc.	Biopharmaceuticals	87.07%
Garmin Ltd.	Scientific & Technical Instruments	71.55%
Moody’s Corporation	Business & Financial Services	71.35%
Pan American Silver Corporation	Metals & Mining	63.59%
Mastercard, Inc.	Credit Services	59.18%

The Fund’s worst performing security last year was Qurate Retail, Inc., a leading TV, video, and e-commerce retailer. As we noted in last year’s semi-annual report, we had reduced the position size due to the company’s lackluster operational performance, owing to the challenging retail environment and the decline in traditional TV viewing. In Q3 of last year, we determined that our thesis was going to take longer to play out than we had expected, and we subsequently sold the remaining position, in favor of more attractive investment opportunities. The Fund’s five worst performing stocks in 2019 were:

Company	Industry	2019 Performance
Qurate Retail, Inc.	TV & Internet Retail	-52.66%
Gildan Activewear, Inc.	Apparel & Textiles	-11.22%
Apache Corporation	Oil & Gas Exploration/Production	-9.56%
Pioneer Natural Resources Co.	Oil & Gas Exploration/Production	-7.78%
American Airlines Group, Inc.	Airlines	-1.17%

During the second half of 2019, the Fund also liquidated shares of: Cognizant Technology Solutions Corp. and Gildan Activewear (due to deteriorating fundamentals), and Corteva, Inc. and DuPont de Nemours, Inc. (due to concerns regarding potential litigation). Cash was redeployed into our best existing positions, which we believe have outstanding appreciation potential. Their businesses are continuing to produce excellent operational results, which will likely be reflected in their shares prices.

Due to the continuing popularity of passive investing, with billions of new money flowing into ETFs and Index Funds, the mega-cap stocks (Apple, Microsoft, Facebook, Amazon, Alphabet, etc.) continue to drive the S&P higher. During this passive investing craze, traditional measures of valuation have lost their relevance, as ETFs and Index Funds must purchase these same mega-cap stocks when the new money comes in, regardless of price. Many investors don’t realize that the outperformance of growth stocks over value stocks represents a departure from the long-term norm. As famed economist Herb Stein said, “If something cannot go on forever, it will stop.” At some point, very high-quality, value stocks of businesses that are prospering, will regain favor with investors, and the Fund will likely be a beneficiary. It’s overdue. Now more than ever, we remain confident in our approach and steadfast in our belief in the merits of value investing to generate favorable long-term results and minimize risk. It’s important to be aware of risk.

No capital gains distribution was made at year-end and the net asset value of the Fund finished the year at $28.03 per share.

Thank you for being a shareholder in the Schwartz Value Focused Fund.

Timothy S. Schwartz, CFA	George P. Schwartz, CFA
Lead Portfolio Manager	Co-Portfolio Manager

2

SCHWARTZ VALUE FOCUSED FUND
PERFORMANCE
(Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in Schwartz Value Focused Fund and the S&P 1500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense Ratio Information as of:	Year Ended 12-31-18 (as disclosed in May 1, 2019 prospectus)	Year Ended 12-31-19
Gross	1.68%*	1.61%
Net	1.26%*	1.25%

*	Includes Acquired Fund Fees and Expenses.

3

SCHWARTZ VALUE FOCUSED FUND
ANNUAL TOTAL RATES OF RETURN
COMPARISON WITH MAJOR INDICES (Unaudited)

	SCHWARTZ VALUE FOCUSED FUND(a)	S&P 1500 INDEX(b)	VALUE LINE COMPOSITE(c)
1984	11.1%	N/A	-8.4%
1985	21.7%	N/A	20.7%
1986	16.4%	N/A	5.0%
1987	-0.6%	N/A	-10.6%
1988	23.1%	N/A	15.4%
1989	8.3%	N/A	11.2%
1990	-5.3%	N/A	-24.3%
1991	32.0%	N/A	27.2%
1992	22.7%	N/A	7.0%
1993	20.5%	N/A	10.7%
1994	-6.8%	N/A	-6.0%
1995	16.9%	36.5%	19.3%
1996	18.3%	22.4%	13.4%
1997	28.0%	32.9%	21.1%
1998	-10.4%	26.4%	-3.8%
1999	-2.5%	20.3%	-1.4%
2000	9.3%	-7.0%	-8.7%
2001	28.1%	-10.6%	-6.1%
2002	-14.9%	-21.3%	-28.6%
2003	39.3%	29.6%	37.4%
2004	22.6%	11.8%	11.5%
2005	3.8%	5.7%	2.0%
2006	14.3%	15.3%	11.0%
2007	-11.1%	5.5%	-3.8%
2008	-35.9%	-36.7%	-48.7%
2009	34.8%	27.2%	36.8%
2010	12.0%	16.4%	20.5%
2011	5.6%	1.7%	-11.4%
2012	5.4%	16.2%	9.5%
2013	24.7%	32.8%	35.5%
2014	-4.7%	13.1%	2.7%
2015	-15.5%	1.0%	-11.2%
2016	18.1%	13.0%	13.5%
2017	13.7%	21.1%	11.1%
2018	-8.1%	-5.0%	-16.0%
2019	18.7%	30.9%	16.9%

(a)

Schwartz Value Focused Fund’s performance combines the performance of the Fund since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)	Inception date of the S&P 1500 Index is December 30, 1994.
(c)	Excluding dividends.

4

SCHWARTZ VALUE FOCUSED FUND
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2019 (Unaudited)

	SCHWARTZ VALUE FOCUSED FUND(a)	S&P 1500 INDEX(b)	VALUE LINE COMPOSITE(c)
3 Years	7.4%	14.7%	2.9%
5 Years	4.4%	11.5%	1.9%
10 Years	6.2%	13.5%	6.0%
20 Years	6.3%	6.4%	1.3%
36 Years	8.5%	N/A	2.9%

(a)

Schwartz Value Focused Fund’s performance combines the performance of the Fund since its commencement of operations as a registered investment company on July 20, 1993, and the performance of RCM Partners Limited Partnership for periods prior thereto.

(b)	Inception date of the S&P 1500 Index is December 30, 1994.
(c)	Excluding dividends.

5

SCHWARTZ VALUE FOCUSED FUND
TEN LARGEST EQUITY HOLDINGS
December 31, 2019 (Unaudited)

Shares	Security Description	Market Value	% of Net Assets
5,500	Texas Pacific Land Trust	$4,296,710	19.1%
40,000	Delta Air Lines, Inc.	2,339,200	10.4%
80,000	Barrick Gold Corporation	1,487,200	6.6%
80,000	Rosetta Stone, Inc.	1,451,200	6.5%
4,000	Madison Square Garden Company (The) - Class A	1,176,760	5.2%
3	Berkshire Hathaway, Inc. - Class A	1,018,770	4.5%
35,000	Pan American Silver Corporation	829,150	3.7%
2,000	AMERCO	751,640	3.4%
3,000	Moody’s Corporation	712,230	3.2%
30,000	Valvoline, Inc.	642,300	2.9%

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Communication Services	13.3%
Consumer Discretionary	4.9%
Consumer Staples	3.1%
Energy	5.2%
Financials	7.7%
Health Care	2.1%
Industrials	17.9%
Information Technology	2.7%
Materials	13.2%
Real Estate	19.1%
Money Market Funds, Liabilities in Excess of Other Assets	10.8%
100.0%

6

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
December 31, 2019

COMMON STOCKS — 89.2%	Shares	Market Value
Communication Services — 13.3%
Entertainment — 13.3%
Liberty Media Corporation - Liberty Formula One - Series C *	8,000	$367,720
Madison Square Garden Company (The) - Class A *	4,000	1,176,760
Rosetta Stone, Inc. *	80,000	1,451,200
		2,995,680
Consumer Discretionary — 4.9%
Household Durables — 2.2%
Garmin Ltd.	5,000	487,800

Specialty Retail — 2.7%
TJX Companies, Inc. (The)	10,000	610,600

Consumer Staples — 3.1%
Beverages — 1.2%
Brown-Forman Corporation - Class B	4,000	270,400

Food & Staples Retailing — 1.9%
Kroger Company (The)	15,000	434,850

Energy — 5.2%
Oil, Gas & Consumable Fuels — 5.2%
Apache Corporation	5,000	127,950
Devon Energy Corporation	9,000	233,730
Noble Energy, Inc.	20,000	496,800
Pioneer Natural Resources Company	2,000	302,740
		1,161,220
Financials — 7.7%
Capital Markets — 3.2%
Moody’s Corporation	3,000	712,230

Diversified Financial Services — 4.5%
Berkshire Hathaway, Inc. - Class A *	3	1,018,770

Health Care — 2.1%
Biotechnology — 2.1%
Avid Bioservices, Inc. *	60,000	460,200

7

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 89.2% (Continued)	Shares	Market Value
Industrials — 17.9%
Airlines — 12.3%
American Airlines Group, Inc.	15,000	$430,200
Delta Air Lines, Inc.	40,000	2,339,200
		2,769,400
Electrical Equipment — 2.2%
AMETEK, Inc.	5,000	498,700

Road & Rail — 3.4%
AMERCO	2,000	751,640

Information Technology — 2.7%
IT Services — 2.7%
Mastercard, Inc. - Class A	2,000	597,180

Materials — 13.2%
Chemicals — 2.9%
Valvoline, Inc.	30,000	642,300

Metals & Mining — 10.3%
Barrick Gold Corporation	80,000	1,487,200
Pan American Silver Corporation	35,000	829,150
		2,316,350
Real Estate — 19.1%
Real Estate Management & Development — 19.1%
Texas Pacific Land Trust	5,500	4,296,710

Total Common Stocks (Cost $12,821,185)		$20,024,030

8

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 11.0%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 1.46% (a)	1,017,182	$1,017,182
Federated Treasury Obligations Fund - Institutional Shares, 1.51% (a)	1,017,182	1,017,182
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 1.46% (a)	439,850	439,850
Total Money Market Funds (Cost $2,474,214)		$2,474,214

Total Investments at Market Value — 100.2% (Cost $15,295,399)		$22,498,244

Liabilities in Excess of Other Assets — (0.2%)		(36,914)

Net Assets — 100.0%		$22,461,330

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2019.
See notes to financial statements.

9

SCHWARTZ VALUE FOCUSED FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2019

ASSETS
Investments, at market value (cost of $15,295,399) (Note 1)	$22,498,244
Cash	2,850
Dividends receivable	5,677
Other assets	7,679
TOTAL ASSETS	22,514,450

LIABILITIES
Payable to Adviser (Note 2)	35,601
Payable to administrator (Note 2)	3,000
Other accrued expenses	14,519
TOTAL LIABILITIES	53,120

NET ASSETS	$22,461,330

NET ASSETS CONSIST OF:
Paid-in capital	$15,976,623
Accumulated earnings	6,484,707
NET ASSETS	$22,461,330

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	801,292

Net asset value, offering price and redemption price per share (Note 1)	$28.03

See notes to financial statements.

10

SCHWARTZ VALUE FOCUSED FUND
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends (Net of foreign tax of $3,200)	$239,406

EXPENSES
Investment advisory fees (Note 2)	202,347
Administration, accounting and transfer agent fees (Note 2)	36,000
Legal fees	22,597
Registration and filing fees	22,580
Audit and tax services fees	16,469
Postage and supplies	7,034
Printing of shareholder reports	6,488
Custodian and bank service fees	5,408
Insurance expense	4,845
Trustees’ fees and expenses (Note 2)	4,554
Compliance service fees and expenses (Note 2)	871
Pricing fees	813
Other expenses	12,327
TOTAL EXPENSES	342,333
Less fee reductions by the Adviser (Note 2)	(76,087)
NET EXPENSES	266,246

NET INVESTMENT LOSS	(26,840)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from investment transactions	(718,138)
Net change in unrealized appreciation (depreciation) on investments	4,350,603
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	3,632,465

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,605,625

See notes to financial statements.

11

SCHWARTZ VALUE FOCUSED FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS
Net investment loss	$(26,840)	$(69,312)
Net realized gains (losses) from investment transactions	(718,138)	598,304
Net change in unrealized appreciation (depreciation) on investments	4,350,603	(2,199,588)
Net increase (decrease) in net assets resulting from operations	3,605,625	(1,670,596)

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	—	(529,689)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	224,244	344,904
Reinvestment of distributions to shareholders	—	514,383
Payments for shares redeemed	(796,351)	(1,822,743)
Net decrease in net assets from capital share transactions	(572,107)	(963,456)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,033,518	(3,163,741)

NET ASSETS
Beginning of year	19,427,812	22,591,553
End of year	$22,461,330	$19,427,812

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	8,920	12,630
Shares issued in reinvestment of distributions to shareholders	—	21,926
Shares redeemed	(30,285)	(66,475)
Net decrease in shares outstanding	(21,365)	(31,919)
Shares outstanding, beginning of year	822,657	854,576
Shares outstanding, end of year	801,292	822,657

See notes to financial statements.

12

SCHWARTZ VALUE FOCUSED FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended Dec. 31, 2019	Year Ended Dec. 31, 2018	Year Ended Dec. 31, 2017	Year Ended Dec. 31, 2016	Year Ended Dec. 31, 2015
Net asset value at beginning of year	$23.62	$26.44	$25.02	$21.18	$25.06

Income (loss) from investment operations:
Net investment loss	(0.03)	(0.08)	(0.13)	(0.08)	(0.11)
Net realized and unrealized gains (losses) on investments	4.44	(2.08)	3.57	3.92	(3.77)
Total from investment operations	4.41	(2.16)	3.44	3.84	(3.88)

Less distributions:
From net realized gains on investments	—	(0.66)	(2.02)	—	—

Net asset value at end of year	$28.03	$23.62	$26.44	$25.02	$21.18

Total return (a)	18.7%	(8.1%)	13.7%	18.1%	(15.5%)

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$22,461	$19,428	$22,592	$21,012	$18,772

Ratio of total expenses to average net assets	1.61%	1.67%	1.79%	1.80%	1.59%

Ratio of net expenses to average net assets (b)	1.25%	1.25%	1.25%	1.25%	1.35%

Ratio of net investment loss to average net assets (b)	(0.13%)	(0.31%)	(0.52%)	(0.35%)	(0.40%)

Portfolio turnover rate	28%	34%	48%	48%	104%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratio was determined after advisory fee reductions (Note 2).
See notes to financial statements.

13

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 2019

1. Significant Accounting Policies

Schwartz Value Focused Fund (the “Fund”) is a series of Schwartz Investment Trust (the “Trust”), an open-end, non-diversified management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. Other series of the Trust are not incorporated in this report. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value (“NAV”). To calculate the NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the NAV per share.

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Valuation of investments — Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their NAV as reported by such companies. When using quoted prices and when the market for the securities are considered active, the securities will be classified as Level 1 within the fair value hierarchy (see below). Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

14

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●    Level 1 – quoted prices in active markets for identical securities

●    Level 2 – other significant observable inputs

●    Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments, by security type, as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks	$20,024,030	$—	$—	$20,024,030
Money Market Funds	2,474,214	—	—	2,474,214
Total	$22,498,244	$—	$—	$22,498,244

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. There were no Level 3 securities or derivative instruments held by the Fund as of or during the year ended December 31, 2019.

(b) Income taxes — The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

15

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following information is computed on a tax basis for each item as of December 31, 2019:

Federal income tax cost	$15,295,399
Gross unrealized appreciation	$7,264,468
Gross unrealized depreciation	(61,623)
Net unrealized appreciation	7,202,845
Accumulated capital and other losses	(718,138)
Accumulated earnings	$6,484,707

As of December 31, 2019, the Fund had a short-term capital loss carryforward of $309,531 and a long-term capital loss carryforward of $408,607 for federal income tax purposes, which may be carried forward indefinitely. These capital loss carryforwards are available to offset net realized capital gains in future years, thereby reducing future taxable gains distributions.

During the year ended December 31, 2019, the Fund reclassified $26,840 of accumulated earnings against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Investment transactions and investment income — Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on the accrual basis. Realized capital gains and losses on investment transactions are determined on the identified cost basis. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

(d) Dividends and distributions — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of the distributions paid to shareholders during the years ended December 31, 2019 and 2018 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
December 31, 2019	$—	$—	$—
December 31, 2018	$261,488	$268,201	$529,689

16

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

(e) Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses — Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2. Investment Advisory Agreement and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Adviser receives from the Fund a quarterly fee at the annual rate of 0.95% per annum of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of the Fund’s expenses until at least May 1, 2020 so that the ordinary operating expenses of the Fund do not exceed 1.25% per annum of average daily net assets. Accordingly, during the year ended December 31, 2019, the Adviser reduced its investment advisory fees by $76,087.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided repayment to the Adviser does not cause the ordinary operating expenses of the Fund to exceed 1.25% per annum of average daily net assets. As of December 31, 2019, the Adviser may seek recoupment of investment advisory fee reductions totaling $286,002 no later than the dates stated below:

December 31, 2020	$115,484
December 31, 2021	94,431
December 31, 2022	76,087
Total	$286,002

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

17

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily NAV per share, maintains the financial books and records of the Fund, maintains the records of each shareholder’s account, and processes purchases and redemptions of the Fund’s shares. For these services Ultimus receives fees computed as a percentage of the average daily net assets of the Fund, subject to a minimum monthly fee.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as the Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) received from the Trust an annual retainer of $46,000 (except that such fee is $56,000 for the Lead Independent Trustee/Chairman of the Governance Committee and $50,000 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. Trustee Emeritus receive one-half of both the annual retainer and fee for attendance at each meeting; plus reimbursement of travel and other expenses incurred in attending meetings. Effective January 1, 2020, each Independent Trustee will receive from the Trust an annual retainer of $53,000 (except that such fee will be $64,500 for the Lead Independent Trustee/Chairman of the Governance Committee and $59,500 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. Trustee Emeritus will receive one-half of both the annual retainer and fee for attendance at each meeting; plus reimbursement of travel and other expenses incurred in attending meetings. The Fund pays its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust.

3. Investment Transactions

During the year ended December 31, 2019, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $5,330,655 and $5,703,192, respectively.

4. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

18

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

5. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

19

SCHWARTZ VALUE FOCUSED FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Schwartz Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Schwartz Value Focused Fund, one of the portfolios constituting the Schwartz Investment Trust (the “Fund”), as of December 31, 2019, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the

20

SCHWARTZ VALUE FOCUSED FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

February 18, 2020

We have served as the auditor of one or more Schwartz Investment Trust investment companies since 1993.

21

SCHWARTZ VALUE FOCUSED FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
Interested Trustees:
*	George P. Schwartz, CFA	801 W. Ann Arbor Trail Plymouth, MI	1944	Chairman of the Board/President/ Trustee	Since 1992
Independent Trustees:
	Louis C. Bosco, Jr.	801 W. Ann Arbor Trail Plymouth, MI	1936	Trustee Emeritus	Since 2008
	Donald J. Dawson, Jr.	801 W. Ann Arbor Trail Plymouth, MI	1947	Trustee	Since 1993
	Joseph M. Grace	801 W. Ann Arbor Trail Plymouth, MI	1936	Trustee Emeritus	Since 2007
	John J. McHale, Jr.	801 W. Ann Arbor Trail Plymouth, MI	1949	Trustee	Since 2014
	Edward J. Miller	801 W. Ann Arbor Trail Plymouth, MI	1946	Trustee	Since 2017
	William A. Morrow	801 W. Ann Arbor Trail Plymouth, MI	1947	Trustee	Since 2018
Executive Officers:
*	Robert C. Schwartz, CFP	801 W. Ann Arbor Trail Plymouth, MI	1976	Vice President and Secretary	Since 2013
*	Timothy S. Schwartz, CFA	5060 Annunciation Circle Ave Maria, FL	1971	Treasurer	Since 2000
*	Cathy M. Stoner, CPA, IACCP	801 W. Ann Arbor Trail Plymouth, MI	1970	Chief Compliance Officer	Since 2010

*

George P. Schwartz, Robert C. Schwartz, Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Fund’s investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. George P. Schwartz is the father of Robert C. Schwartz and Timothy S. Schwartz.

22

SCHWARTZ VALUE FOCUSED FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees six portfolios of the Trust: the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Bond Fund and the Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

George P. Schwartz, CFA is Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Fund.

Louis C. Bosco, Jr. retired in April 2012. Prior to his retirement, he was a partner in Bosco Development Company (a real estate firm).

Donald J. Dawson, Jr. retired in March 2015. Prior to retirement, he was Chairman of Payroll 1, Inc. (a payroll processing company) from 1986 – 2015.

Joseph M. Grace retired in 1996. Prior to his retirement, he was Senior Vice President of National Bank of Detroit (renamed JPMorgan Chase & Company).

John J. McHale, Jr. is Special Assistant to Commissioner of Major League Baseball since 2015. He was Executive Vice President of Major League Baseball from 2000 – 2015.

Edward J. Miller is Vice Chairman and Director of Detroit Investment Fund since 2001 and Invest Detroit Foundation since 2010 (financiers for redevelopment of Detroit, Michigan).

William A. Morrow retired in 2017. Prior to his retirement, he was Senior Executive Vice President of Crain Communications, Inc. (business media) from 1985 – 2017.

Robert C. Schwartz, CFP is Senior Vice President and Secretary of Schwartz Investment Counsel, Inc.

Timothy S. Schwartz, CFA is President of Schwartz Investment Counsel, Inc. and is the lead portfolio manager of the Fund.

Cathy M. Stoner, CPA, IACCP is Vice President, Chief Financial Officer, Chief Compliance Officer and Treasurer of Schwartz Investment Counsel, Inc.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call (888) 726-0753.

23

SCHWARTZ VALUE FOCUSED FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2019) and held until the end of the period (December 31, 2019).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the result does not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s Prospectus.

24

SCHWARTZ VALUE FOCUSED FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited) (Continued)

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,147.50	$6.45
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	$6.36

*

Expenses are equal to the Fund’s annualized net expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

25

SCHWARTZ VALUE FOCUSED FUND
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-PORT. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

26

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AVE MARIA MUTUAL FUNDS

Annual Report
2019

Ave Maria Value Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria World Equity Fund

Ave Maria Bond Fund

SCHWARTZ INVESTMENT TRUST

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-888-726-9331 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Funds at 1-888-726-9331. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

Shareholder Accounts c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-9331	Corporate Offices 801 W. Ann Arbor Trail Suite 244 Plymouth, MI 48170 (734) 455-7777 Fax (734) 455-7720

Dear Fellow Shareholders of:

Ave Maria Value Fund (AVEMX)
Ave Maria Growth Fund (AVEGX)
Ave Maria Rising Dividend Fund (AVEDX)
Ave Maria World Equity Fund (AVEWX)
Ave Maria Bond Fund (AVEFX)
Ave Maria Money Market Account

The current economic expansion has been the longest in postwar history, with no recession on the horizon. Several stock market averages soared over 25% last year, and we see no reason to believe the bull market is over. As you know, speculating on how equities will perform in the short run is a fool’s errand. The long run is the only thing that matters, and that direction is clearly up. The economic and market data we study lead us to believe holders of the Ave Maria Mutual Funds will continue to be well rewarded.

As always, your ongoing support is appreciated. Our team is working diligently on your behalf. The trust you have placed in us reinforces our effort to make prudent investment decisions, in a morally responsible way, of course.

Hopefully you’ll have a holy, healthy and happy 2020.

Sincerely,

George P. Schwartz, CFA
Chairman & CEO

January 1, 2020

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS

Ave Maria Value Fund
Portfolio Manager Commentary	2
Performance	5
Annual Total Rates of Return Comparison with Major Indices	6
Ten Largest Equity Holdings	7
Asset Allocation	7
Schedule of Investments	8
Ave Maria Growth Fund
Portfolio Manager Commentary	11
Performance	13
Annual Total Rates of Return Comparison with Major Indices	14
Ten Largest Equity Holdings	15
Asset Allocation	15
Schedule of Investments	16
Ave Maria Rising Dividend Fund
Portfolio Manager Commentary	19
Performance	21
Annual Total Rates of Return Comparison with Major Indices	22
Ten Largest Equity Holdings	23
Asset Allocation	23
Schedule of Investments	24
Ave Maria World Equity Fund
Portfolio Manager Commentary	27
Performance	29
Annual Total Rates of Return Comparison with Major Indices	30
Ten Largest Equity Holdings	31
Asset Allocation	31
Schedule of Investments	32
Summary of Common Stocks by Country	35
Ave Maria Bond Fund
Portfolio Manager Commentary	36
Performance	37
Annual Total Rates of Return Comparison with Major Indices	38
Ten Largest Holdings	39
Asset Allocation	39
Schedule of Investments	40

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
(Continued)

Statements of Assets and Liabilities	46
Statements of Operations	48
Statements of Changes in Net Assets
Ave Maria Value Fund	50
Ave Maria Growth Fund	51
Ave Maria Rising Dividend Fund	52
Ave Maria World Equity Fund	53
Ave Maria Bond Fund	54
Financial Highlights
Ave Maria Value Fund	55
Ave Maria Growth Fund	56
Ave Maria Rising Dividend Fund	57
Ave Maria World Equity Fund	58
Ave Maria Bond Fund	59
Notes to Financial Statements	60
Report of Independent Registered Public Accounting Firm	70
Board of Trustees and Executive Officers	72
Catholic Advisory Board	74
About Your Funds’ Expenses	76
Federal Tax Information	78
Other Information	78

This report is for the information of the shareholders of the Ave Maria Mutual Funds. To obtain a copy of the prospectus, please visit our website at www.avemariafunds.com or call 1-888-726-9331 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Ave Maria Mutual Funds are distributed by Ultimus Fund Distributors, LLC.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

Ave Maria Value Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders,

The bull market resumed in 2019. Somewhat paradoxically, it was a great year for almost all asset classes, as domestic stocks, foreign stocks, Treasuries, corporate bonds, real estate, and precious metals all recorded strong gains. It was a particularly good year for U.S. equity investors, with the major stock market indices posting their biggest gains since 2013. Nearly everything worked, as small-caps, mid-caps, and especially large-caps all rose in tandem. For the year ended December 31, 2019, the Ave Maria Value Fund (“the Fund”) posted a total return of 20.52%, compared to 26.20% for the benchmark S&P MidCap 400 Index.

The multi-year cycle of large-cap stocks outperforming small-caps continued last year. In the S&P 1500, returns were highly stratified by market capitalization - the larger the market cap, the greater the price appreciation, as shown in the table below:

Index	Market Cap	2019 Total Return
S&P 500 Index	Large-caps	31.49%
S&P 400 Index	Mid-caps	26.20%
S&P 600 Index	Small-caps	22.78%

Likewise, growth mutual funds continued their outperformance over value funds. According to Morningstar, the best performing fund category was large-cap growth, with the average fund up 31.91%. In contrast, the worst performing category was small-cap value with the average fund up 21.53%. In the S&P 500, the best performing sectors were the growth-oriented technology (+50.3%), communication services (+32.7%), and financials (+32.1%). Meanwhile, traditional value-oriented sectors lagged: energy (+11.8%) and materials (+24.6%). In this environment, the Fund’s small-cap exposure and its value-oriented approach, hurt relative performance.

The Fund’s largest holding remains Texas Pacific Land Trust (TPL or “the Trust”), which represents 8.0% of Fund assets. TPL’s share price appreciated substantially during 2019 with a 45.73% return. During Q3 of last year, the Trust formed a special committee to explore the possibility of converting the Trust to a corporate structure. We believe such a conversion is likely to occur

AVE MARIA VALUE FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

in 2020 and would benefit TPL shareholders in numerous ways. We continue to believe the intrinsic value of TPL far exceeds its current share price. The Fund’s five best performing stocks in 2019 were:

Company	Industry	2019 Performance
Avid Bioservices, Inc.	Biopharmaceuticals	+87.07%
Frontdoor, Inc.	Business Services	+68.59%
Spectrum Brands Holdings, Inc.	Consumer Products	+57.76%
InterXion Holding N.V.	IT Services	+57.67%
AMETEK, Inc.	Industrial Machinery	+54.87%

The Fund’s worst performing security last year was Qurate Retail, Inc., a leading TV, video, and e-commerce retailer. As we noted in last year’s semi-annual report, we had reduced the position size due to the company’s lackluster operational performance, owing to the challenging retail environment and the decline in traditional TV viewing. In Q3 of last year, we determined that our thesis was going to take longer to play out than we had expected, and we subsequently sold the remaining position, in favor of more attractive investment opportunities. The Fund’s five worst performing stocks in 2019 were:

Company	Industry	2019 Performance
Qurate Retail, Inc.	TV & Internet Retail	-52.85%
Element Solutions, Inc.	Specialty Chemicals	-24.66%
Interactive Brokers Group, Inc.	Brokerage Services	-17.23%
Gildan Activewear, Inc.	Apparel & Textiles	-11.22%
American Airlines Group, Inc.	Airlines	- 7.14%

During the second half of 2019, the Fund also liquidated shares of Gildan Activewear and Element Solutions, Inc. (due to deteriorating fundamentals), along with Corteva, Inc. and DuPont de Nemours, Inc. (due to a weakening earnings outlook and concerns regarding potential litigation). The following companies were also sold as their share prices reached our estimate of intrinsic value: Avnet, Inc., Garmin Ltd., IAA, Inc., and Kar Auction Services, Inc. Four new holdings to the portfolio were: eDreams ODIGEO – an online travel and ecommerce company; Allison Transmission Holdings – the world’s largest manufacturer of fully automatic transmissions for commercial vehicles; Brookfield Property REIT – a global owner, operator, and developer of commercial real estate properties; and Hexcel Corporation – a leading supplier

AVE MARIA VALUE FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

to the aerospace & defense industry. Additionally, we redeployed capital into our most attractive existing positions, which we believe have outstanding appreciation potential.

Due to the continuing popularity of passive investing, with billions of new money flowing into ETFs and Index Funds, the mega-cap stocks (Apple, Microsoft, Facebook, Amazon, Alphabet, etc.) continue to drive the S&P higher. During this passive investing craze, traditional measures of valuation have lost their relevance, as ETFs and Index Funds must purchase these same mega-cap stocks when the new money comes in, regardless of price. Many investors don’t realize that the outperformance of growth stocks over value stocks represents a departure from the long-term norm. As famed economist Herb Stein said, “If something cannot go on forever, it will stop.” At some point, very high-quality, value stocks of businesses that are prospering, will regain favor with investors, and the Fund will likely be a beneficiary. It’s overdue. Now, more than ever, we remain confident in our approach and steadfast in our belief in the merits of value investing to generate favorable long-term results and minimize risk.

The year-end distribution of $1.0362 per share consisted of $1.0278 of long-term capital gains and $0.0084 per share of investment income. The net asset value of the Fund ended the year at $19.68 per share.

Thank you for being a shareholder in the Ave Maria Value Fund.

Timothy S. Schwartz, CFA	Joseph W. Skornicka, CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA VALUE FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Value Fund and the S&P 400 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-18 (as disclosed in May 1, 2019 prospectus)	1.10%*
Expense ratio for the year ended 12-31-19	1.11%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA VALUE FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA VALUE FUND	S&P 400 INDEX	S&P 500 INDEX
2001(a)	5.3%	-0.5%	-8.5%
2002	-9.8%	-14.5%	-22.1%
2003	35.6%	35.6%	28.7%
2004	20.1%	16.5%	10.9%
2005	5.8%	12.6%	4.9%
2006	14.2%	10.3%	15.8%
2007	-4.0%	8.0%	5.5%
2008	-36.8%	-36.2%	-37.0%
2009	37.6%	37.4%	26.5%
2010	20.5%	26.7%	15.1%
2011	-1.3%	-1.7%	2.1%
2012	13.3%	17.9%	16.0%
2013	26.2%	33.5%	32.4%
2014	2.9%	9.8%	13.7%
2015	-17.7%	-2.2%	1.4%
2016	16.4%	20.7%	12.0%
2017	17.7%	16.2%	21.8%
2018	-8.8%	-11.1%	-4.4%
2019	20.5%	26.2%	31.5%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2019 (Unaudited)

	AVE MARIA VALUE FUND	S&P 400 INDEX	S&P 500 INDEX
3 Years	9.0%	9.3%	15.3%
5 Years	4.4%	9.0%	11.7%
10 Years	8.1%	12.7%	13.6%
15 Years	5.4%	9.5%	9.0%
Since Inception (b)	6.8%	9.3%	7.3%

(a)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2001.
(b)	Represents the period from the commencement of operations (May 1, 2001) through December 31, 2019.

AVE MARIA VALUE FUND

Ten Largest Equity Holdings

December 31, 2019 (Unaudited)

Shares	Company	Market Value	% of Net Assets
25,500	Texas Pacific Land Trust	$19,921,110	8.0%
145,000	HEICO Corporation - Class A	12,981,850	5.2%
215,000	Delta Air Lines, Inc.	12,573,200	5.1%
617,309	Rosetta Stone, Inc.	11,197,985	4.5%
440,000	Valvoline, Inc.	9,420,400	3.8%
25,000	AMERCO	9,395,500	3.8%
300,000	American Airlines Group, Inc.	8,604,000	3.5%
10,536	Alleghany Corporation	8,424,270	3.4%
100,000	InterXion Holding N.V.	8,381,000	3.4%
175,000	Liberty Media Corporation - Liberty Formula One - Series C	8,043,875	3.2%

Asset Allocation (Unaudited)

Sector	% of Net Assets
Communication Services	9.5%
Consumer Discretionary	5.2%
Consumer Staples	3.1%
Energy	2.0%
Financials	11.3%
Health Care	4.0%
Industrials	28.8%
Information Technology	4.1%
Materials	5.0%
Real Estate	12.0%
Money Market Funds, Liabilities in Excess of Other Assets	15.0%
100.0%

AVE MARIA VALUE FUND

Schedule of Investments

December 31, 2019

COMMON STOCKS — 85.0%	Shares	Market Value
Communication Services — 9.5%
Entertainment — 9.5%
Liberty Media Corporation - Liberty Formula One - Series C *	175,000	$8,043,875
Madison Square Garden Company (The) - Class A *	15,000	4,412,850
Rosetta Stone, Inc. *	617,309	11,197,985
		23,654,710
Consumer Discretionary — 5.2%
Diversified Consumer Services — 4.2%
frontdoor, inc. *	150,000	7,113,000
Graham Holdings Company - Class B	5,000	3,194,950
		10,307,950
Internet & Direct Marketing Retail — 1.0%
eDreams ODIEGO S.A. - ADR *	52,115	2,497,909

Consumer Staples — 3.1%
Beverages — 0.5%
Brown-Forman Corporation - Class B	20,000	1,352,000

Household Products — 2.6%
Spectrum Brands Holdings, Inc.	100,000	6,429,000

Energy — 2.0%
Oil, Gas & Consumable Fuels — 2.0%
Noble Energy, Inc.	200,000	4,968,000

Financials — 11.3%
Banks — 1.7%
First Horizon National Corporation	250,000	4,140,000

Capital Markets — 2.2%
Interactive Brokers Group, Inc. - Class A	20,000	932,400
KKR & Company, Inc. - Class A	150,000	4,375,500
		5,307,900
Consumer Finance — 1.0%
Discover Financial Services	30,000	2,544,600

Insurance — 6.4%
Alleghany Corporation *	10,536	8,424,270
Athene Holding Ltd. - Class A *	160,000	7,524,800
		15,949,070

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 85.0% (Continued)	Shares	Market Value
Health Care — 4.0%
Biotechnology — 1.0%
Avid Bioservices, Inc. *	300,000	$2,301,000

Health Care Equipment & Supplies — 3.0%
Zimmer Biomet Holdings, Inc.	50,000	7,484,000

Industrials — 28.8%
Aerospace & Defense — 6.7%
HEICO Corporation - Class A	145,000	12,981,850
Hexcel Corporation	50,000	3,665,500
		16,647,350
Airlines — 8.6%
American Airlines Group, Inc.	300,000	8,604,000
Delta Air Lines, Inc.	215,000	12,573,200
		21,177,200
Building Products — 2.9%
A.O. Smith Corporation	150,000	7,146,000

Electrical Equipment — 2.0%
AMETEK, Inc.	50,000	4,987,000

Industrial Conglomerates — 2.1%
Roper Technologies, Inc.	15,000	5,313,450

Machinery — 0.5%
Allison Transmission Holdings, Inc.	25,000	1,208,000

Road & Rail — 3.8%
AMERCO	25,000	9,395,500

Trading Companies & Distributors — 2.2%
Watsco, Inc.	30,000	5,404,500

Information Technology — 4.1%
Electronic Equipment, Instruments & Components — 0.7%
Arrow Electronics, Inc. *	20,000	1,694,800

IT Services — 3.4%
InterXion Holding N.V. *	100,000	8,381,000

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 85.0% (Continued)	Shares	Market Value
Materials — 5.0%
Chemicals — 5.0%
Axalta Coating Systems Ltd. *	100,000	$3,040,000
Valvoline, Inc.	440,000	9,420,400
		12,460,400
Real Estate — 12.0%
Equity Real Estate Investment Trusts (REITs) — 4.0%
Brookfield Property REIT, Inc. - Class A	150,000	2,766,750
Lamar Advertising Company - Class A	80,000	7,140,800
		9,907,550
Real Estate Management & Development — 8.0%
Texas Pacific Land Trust	25,500	19,921,110

Total Common Stocks (Cost $155,015,037)		$210,579,999

MONEY MARKET FUNDS — 15.2%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 1.46% (a)	11,927,622	$11,927,622
Federated Treasury Obligations Fund - Institutional Shares, 1.51% (a)	11,858,008	11,858,008
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 1.46% (a)	11,858,008	11,858,008
Invesco Short-Term Investments Trust (The) - Treasury Portfolio - Institutional Class, 1.49% (a)	2,031,748	2,031,748
Total Money Market Funds (Cost $37,675,386)		$37,675,386

Total Investments at Market Value — 100.2% (Cost $192,690,423)		$248,255,385

Liabilities in Excess of Other Assets — (0.2%)		(511,981)

Net Assets — 100.0%		$247,743,404

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2019.
See accompanying notes to financial statements.

Ave Maria Growth Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders,

For the year ended December 31, 2019, the Ave Maria Growth Fund (the “Fund”) had a total return of 37.09% compared with the benchmark S&P 500 Index total return of 31.49%. In 2019, the Morningstar Large Growth Category Average total return was 31.89%. For the year ended December 31, 2019, the Fund outperformed 87% of the Morningstar Large Growth Category Average out of 1,348 funds. Long-term performance measures are summarized below.

Fund or Index Name	Three-year Annualized	Five-year Annualized	Ten-year Annualized
Ave Maria Growth Fund, net of fees	19.69%	13.33%	14.44%
S&P 500 Index	15.27%	11.70%	13.56%
Morningstar Large Growth Category Average	18.08%	12.08%	13.39%

In 2019, top contributors to return included Copart, Mastercard, HEICO, ANSYS, and SBA Communications. Top detractors from return included Brown-Forman, Cognizant Technology Solutions, AutoNation, FedEx, and Kontoor Brands.

Our position in FedEx was completely liquidated during the fourth quarter due to our concerns over the company’s ability to continue to earn high returns on its invested capital.

IQVIA Holdings and Frontdoor, Inc. were new additions to the Fund during the quarter. IQVIA is a contract research organization providing clinical trial management, data services, and software to the biopharma industry. Through the use of its proprietary data assets, IQVIA is able to offer its services more efficiently than competitors while lowering costs for customers. Frontdoor offers home warranties to millions of households across the country. The company’s extensive national network of service providers makes frontdoor uniquely qualified to launch pre-priced on-demand home services, available through its CanduHome.com website.

We also added to existing positions in Brookfield Asset Management, Electronic Arts, Roper Technologies, and Rosetta Stone while we reduced existing positions in Charles Schwab, Copart, and Moody’s during the fourth quarter.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Our goal remains to purchase shares of exceptional companies at attractive prices with the expectation of earning favorable returns over the long run.

We appreciate your participation in the Ave Maria Growth Fund.

With best regards,

Adam P. Gaglio, CFA	Chadd M. Garcia, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Morningstar Percentile Rankings is the Fund’s total-return percentile rank relative to all funds that have the same Morningstar Category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile rankings for other periods are as follows: 1 year (13th out of 1,348 funds) 3 years (36th out of 1,210 funds), 5 years (34th out of 1,078 funds) and 10 years (27th out of 805 funds).

AVE MARIA GROWTH FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Growth Fund and the S&P 500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-18 (as disclosed in May 1, 2019 prospectus)	0.97%*
Expense ratio for the year ended 12-31-19	0.94%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA GROWTH FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
2003 (a)	23.4%	22.8%
2004	21.5%	10.9%
2005	0.3%	4.9%
2006	15.8%	15.8%
2007	11.6%	5.5%
2008	-32.1%	-37.0%
2009	26.4%	26.5%
2010	26.5%	15.1%
2011	0.5%	2.1%
2012	14.7%	16.0%
2013	31.5%	32.4%
2014	7.5%	13.7%
2015	-2.7%	1.4%
2016	12.1%	12.0%
2017	27.4%	21.8%
2018	-1.8%	-4.4%
2019	37.1%	31.5%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2019 (Unaudited)

	AVE MARIA GROWTH FUND	S&P 500 INDEX
3 Years	19.7%	15.3%
5 Years	13.3%	11.7%
10 Years	14.4%	13.6%
15 Years	10.2%	9.0%
Since Inception (b)	11.8%	10.1%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.
(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2019.

AVE MARIA GROWTH FUND

Ten Largest Equity Holdings

December 31, 2019 (Unaudited)

Shares	Company	Market Value	% of Net Assets
490,000	Copart, Inc.	$44,560,600	5.2%
142,000	Mastercard, Inc. - Class A	42,399,780	5.0%
153,000	ANSYS, Inc.	39,383,730	4.6%
675,000	Brookfield Asset Management, Inc. - Class A	39,015,000	4.6%
198,000	Visa, Inc. - Class A	37,204,200	4.4%
150,000	SBA Communications Corporation	36,148,500	4.2%
116,000	S&P Global, Inc.	31,673,800	3.7%
235,000	Texas Instruments, Inc.	30,148,150	3.6%
141,000	Accenture plc - Class A	29,690,370	3.5%
150,000	Ecolab, Inc.	28,948,500	3.4%

Asset Allocation (Unaudited)

Sector	% of Net Assets
Communication Services	3.5%
Consumer Discretionary	13.6%
Financials	13.7%
Health Care	8.4%
Industrials	25.3%
Information Technology	24.3%
Materials	3.4%
Real Estate	4.7%
Money Market Funds, Liabilities in Excess of Other Assets	3.1%
100.0%

AVE MARIA GROWTH FUND

Schedule of Investments

December 31, 2019

COMMON STOCKS — 96.9%	Shares	Market Value
Communication Services — 3.5%
Entertainment — 3.5%
Electronic Arts, Inc. *	110,000	$11,826,100
Liberty Media Corporation - Liberty Braves - Series A *	32,000	948,800
Liberty Media Corporation - Liberty Braves - Series C *	78,000	2,304,120
Madison Square Garden Company (The) - Class A *	35,000	10,296,650
Rosetta Stone, Inc. *	270,000	4,897,800
		30,273,470
Consumer Discretionary — 13.6%
Diversified Consumer Services — 3.1%
frontdoor, inc. *	552,000	26,175,840

Internet & Direct Marketing Retail — 2.4%
Booking Holdings, Inc. *	10,150	20,845,359

Specialty Retail — 6.2%
Lowe’s Companies, Inc.	215,000	25,748,400
O’Reilly Automotive, Inc. *	63,000	27,610,380
		53,358,780
Textiles, Apparel & Luxury Goods — 1.9%
VF Corporation	160,000	15,945,600

Financials — 13.7%
Capital Markets — 13.1%
Brookfield Asset Management, Inc. - Class A	675,000	39,015,000
Charles Schwab Corporation (The)	400,000	19,024,000
Moody’s Corporation	95,000	22,553,950
S&P Global, Inc.	116,000	31,673,800
		112,266,750
Insurance — 0.6%
Markel Corporation *	4,500	5,144,265

Health Care — 8.4%
Health Care Equipment & Supplies — 5.6%
Medtronic plc	233,000	26,433,850
Zimmer Biomet Holdings, Inc.	145,000	21,703,600
		48,137,450
Life Sciences Tools & Services — 2.8%
IQVIA Holdings, Inc. *	155,000	23,949,050

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 96.9% (Continued)	Shares	Market Value
Industrials — 25.3%
Aerospace & Defense — 5.1%
HEICO Corporation - Class A	280,000	$25,068,400
Hexcel Corporation	255,000	18,694,050
		43,762,450
Air Freight & Logistics — 1.0%
Expeditors International of Washington, Inc.	110,000	8,582,200

Commercial Services & Supplies — 5.2%
Copart, Inc. *	490,000	44,560,600

Electrical Equipment — 5.4%
AMETEK, Inc.	172,000	17,155,280
Rockwell Automation, Inc.	140,000	28,373,800
		45,529,080
Industrial Conglomerates — 3.3%
Roper Technologies, Inc.	80,000	28,338,400

Machinery — 5.3%
Fortive Corporation	235,000	17,951,650
Graco, Inc.	526,000	27,352,000
		45,303,650
Information Technology — 24.3%
IT Services — 16.1%
Accenture plc - Class A	141,000	29,690,370
Broadridge Financial Solutions, Inc.	230,000	28,414,200
Mastercard, Inc. - Class A	142,000	42,399,780
Visa, Inc. - Class A	198,000	37,204,200
		137,708,550
Semiconductors & Semiconductor Equipment — 3.6%
Texas Instruments, Inc.	235,000	30,148,150

Software — 4.6%
ANSYS, Inc. *	153,000	39,383,730

Materials — 3.4%
Chemicals — 3.4%
Ecolab, Inc.	150,000	28,948,500

Real Estate — 4.7%
Equity Real Estate Investment Trusts (REITs) — 4.2%
SBA Communications Corporation	150,000	36,148,500

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 96.9% (Continued)	Shares	Market Value
Real Estate — 4.7% (Continued)
Real Estate Management & Development — 0.5%
Texas Pacific Land Trust	5,000	$3,906,100

Total Common Stocks (Cost $539,877,150)		$828,416,474

MONEY MARKET FUNDS — 3.1%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 1.46% (a) (Cost $26,498,248)	26,498,248	$26,498,248

Total Investments at Market Value — 100.0% (Cost $566,375,398)		$854,914,722

Liabilities in Excess of Other Assets — (0.0%) (b)		(150,827)

Net Assets — 100.0%		$854,763,895

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2019.
(b)	Percentage rounds to less than 0.1%.
See accompanying notes to financial statements.

Ave Maria Rising Dividend Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders,

The Ave Maria Rising Dividend (the “Fund”) delivered a total return of 27.58% for the year ended December 31, 2019. This compared to the total return on the S&P 500 of 31.49%. The Fund trailed the S&P for the year primarily due to its relative weakness in the 4th quarter, due to its lower contribution from the two strongest sectors of the S&P, technology and health care.

For the year, the Fund benefitted from its holdings in financials and health care. Within financials, the positive performance was broad based, with seven of the Fund’s issues delivering a total return of greater than 20%. Moody’s Corporation led the way – up 70%. Moody’s benefited from the Fed’s decision to lower short term interest rates during the year, as the bond issuance outlook improved from prior expectations. Other financials that helped boost performance were PNC Financial Services, Inc. and Discover Financial Services. In health care, Zimmer Biomet Holdings, Inc. and Medtronic plc were both up solidly for the year. Zimmer Biomet’s turnaround continues under new CEO Bryan Hanson, who has almost completely turned over the management team (75%) since he arrived at the beginning of 2018. New products in its knee replacement business are starting to drive above-market growth for the company. The consumer staples segment was also a positive for the Fund as the shares of Mondelēz International, Inc. advanced nicely.

Detracting from performance of the Fund on a relative basis were the Fund’s technology and industrial sector holdings. In technology, an underweighted position vs. the S&P 500 hurt relative returns. Lower returns also hindered performance as the average total return of the Fund’s technology holdings was up just short of 30% for the year, while the sector’s holdings in the S&P 500 were up around 50%. We don’t own some of the “high flyers” in technology due to valuation or our moral screens, but we do own a number of wonderful businesses that are performing well, including Texas Instruments, Inc., Visa, Inc., TE Connectivity Ltd. and Cisco Systems, Inc. While our overall industrial performance lagged, sector holdings included the shares of nine companies that were up over 20%.

Four positions were eliminated since the semi-annual report on June 30, 2019: Cognizant Technology Solutions Corporation, FedEx Corporation, Norfolk Southern Corporation, and U.S. Bancorp. We would characterize the first two sales as based on fundamental concerns, and the later two as valuation based. We added new positions in First Horizon National Corporation (bank holding company), Fidelity National Financial, Inc. (title insurance) , International Flavors and Fragrances, Inc. (specialty chemicals), and Kellogg Company (food), all of which passed our moral screens.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

The current U.S. economic expansion is now the longest in postwar history, and not surprisingly the S&P 500 has now risen almost 500% on a total return basis since its low point on March 9th, 2009. We see no recession on the horizon, unlike a lot of talking heads on TV. The Fund is comprised of shares of companies with strong balance sheets, a high level of profitability and a history of raising dividends, which we expect to continue. Thank you for being a shareholder.

Respectfully,

Joseph W. Skornicka, CFA	George P. Schwartz, CFA
Lead-Portfolio Manager	Co-Portfolio Manager

AVE MARIA RISING DIVIDEND FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Rising Dividend Fund and the S&P 500 Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-18 (as disclosed in May 1, 2019 prospectus)	0.94%*
Expense ratio for the year ended 12-31-19	0.93%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA RISING DIVIDEND FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 INDEX
2005 (a)	6.7%	8.8%
2006	17.9%	15.8%
2007	-0.6%	5.5%
2008	-22.8%	-37.0%
2009	25.3%	26.5%
2010	17.9%	15.1%
2011	4.6%	2.1%
2012	13.9%	16.0%
2013	33.9%	32.4%
2014	9.3%	13.7%
2015	-5.9%	1.4%
2016	15.3%	12.0%
2017	16.8%	21.8%
2018	-4.8%	-4.4%
2019	27.6%	31.5%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2019 (Unaudited)

	AVE MARIA RISING DIVIDEND FUND	S&P 500 INDEX
3 Years	12.4%	15.3%
5 Years	9.0%	11.7%
10 Years	12.2%	13.6%
Since Inception (b)	9.6%	9.5%

(a)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2005.
(b)	Represents the period from the commencement of operations (May 2, 2005) through December 31, 2019.

AVE MARIA RISING DIVIDEND FUND

Ten Largest Equity Holdings

December 31, 2019 (Unaudited)

Shares	Company	Market Value	% of Net Assets
270,000	Zimmer Biomet Holdings, Inc.	$40,413,600	4.2%
350,000	Medtronic plc	39,707,500	4.2%
325,000	Lowe’s Companies, Inc.	38,922,000	4.1%
265,000	Texas Instruments, Inc.	33,996,850	3.6%
600,000	Mondelēz International, Inc. - Class A	33,048,000	3.5%
550,000	Royal Dutch Shell plc - Class B - ADR	32,983,500	3.5%
175,000	Visa, Inc. - Class A	32,882,500	3.5%
440,000	Hexcel Corporation	32,256,400	3.4%
15,000	Booking Holdings, Inc.	30,805,950	3.2%
435,000	Kellogg Company	30,084,600	3.1%

Asset Allocation (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	13.1%
Consumer Staples	6.6%
Energy	3.5%
Financials	20.2%
Health Care	8.4%
Industrials	24.7%
Information Technology	15.0%
Materials	4.7%
Money Market Funds, Liabilities in Excess of Other Assets	3.8%
100.0%

AVE MARIA RISING DIVIDEND FUND

Schedule of Investments

December 31, 2019

COMMON STOCKS — 96.2%	Shares	Market Value
Consumer Discretionary — 13.1%
Internet & Direct Marketing Retail — 3.2%
Booking Holdings, Inc. *	15,000	$30,805,950

Specialty Retail — 8.3%
Lowe’s Companies, Inc.	325,000	38,922,000
TJX Companies, Inc. (The)	300,000	18,318,000
Tractor Supply Company	235,000	21,958,400
		79,198,400
Textiles, Apparel & Luxury Goods — 1.6%
VF Corporation	150,000	14,949,000

Consumer Staples — 6.6%
Food Products — 6.6%
Kellogg Company	435,000	30,084,600
Mondelēz International, Inc. - Class A	600,000	33,048,000
		63,132,600
Energy — 3.5%
Oil, Gas & Consumable Fuels — 3.5%
Royal Dutch Shell plc - Class B - ADR	550,000	32,983,500

Financials — 20.2%
Banks — 7.6%
First Horizon National Corporation	1,050,000	17,388,000
PNC Financial Services Group, Inc. (The)	170,000	27,137,100
Truist Financial Corporation	500,000	28,160,000
		72,685,100
Capital Markets — 5.8%
BlackRock, Inc.	44,000	22,118,800
Brookfield Asset Management, Inc. - Class A	300,000	17,340,000
Moody’s Corporation	65,000	15,431,650
		54,890,450
Consumer Finance — 2.2%
Discover Financial Services	250,000	21,205,000

Insurance — 4.6%
Chubb Ltd.	180,000	28,018,800
Fidelity National Financial, Inc.	340,000	15,419,000
		43,437,800
Health Care — 8.4%
Health Care Equipment & Supplies — 8.4%
Medtronic plc	350,000	39,707,500
Zimmer Biomet Holdings, Inc.	270,000	40,413,600
		80,121,100

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 96.2% (Continued)	Shares	Market Value
Industrials — 24.7%
Aerospace & Defense — 3.4%
Hexcel Corporation	440,000	$32,256,400

Air Freight & Logistics — 2.1%
United Parcel Service, Inc. - Class B	175,000	20,485,500

Airlines — 1.7%
Delta Air Lines, Inc.	270,000	15,789,600

Building Products — 2.4%
A.O. Smith Corporation	475,000	22,629,000

Commercial Services & Supplies — 2.5%
Genuine Parts Company	220,000	23,370,600

Electrical Equipment — 2.8%
Eaton Corporation plc	285,000	26,995,200

Industrial Conglomerates — 0.9%
Roper Technologies, Inc.	25,000	8,855,750

Machinery — 3.7%
Graco, Inc.	290,000	15,080,000
Illinois Tool Works, Inc.	115,000	20,657,450
		35,737,450
Trading Companies & Distributors — 5.2%
Fastenal Company	725,000	26,788,750
Watsco, Inc.	125,000	22,518,750
		49,307,500
Information Technology — 15.0%
Communications Equipment — 2.5%
Cisco Systems, Inc.	500,000	23,980,000

Electronic Equipment, Instruments & Components — 2.8%
TE Connectivity Ltd.	275,000	26,356,000

IT Services — 6.1%
Broadridge Financial Solutions, Inc.	205,000	25,325,700
Visa, Inc. - Class A	175,000	32,882,500
		58,208,200

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 96.2% (Continued)	Shares	Market Value
Information Technology — 15.0% (Continued)
Semiconductors & Semiconductor Equipment — 3.6%
Texas Instruments, Inc.	265,000	$33,996,850

Materials — 4.7%
Chemicals — 4.7%
International Flavors & Fragrances, Inc.	125,000	16,127,500
RPM International, Inc.	375,000	28,785,000
		44,912,500

Total Common Stocks (Cost $692,190,610)		$916,289,450

MONEY MARKET FUNDS — 3.9%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 1.46% (a)	37,355,071	$37,355,071
Invesco Short-Term Investments Trust (The) - Treasury Portfolio - Institutional Class, 1.49% (a)	126,500	126,500
Total Money Market Funds (Cost $37,481,571)		$37,481,571

Total Investments at Market Value — 100.1% (Cost $729,672,181)		$953,771,021

Liabilities in Excess of Other Assets — (0.1%)		(686,029)

Net Assets — 100.0%		$953,084,992

ADR - Amerian Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2019.
See accompanying notes to financial statements.

Ave Maria World Equity Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders,

The Ave Maria World Equity Fund (the “Fund”) delivered a total return of 27.66% for the year ended December 31, 2019. Global equity indices were also up strongly for the year, with the S&P Global 1200 Index up 28.23% and the MSCI World Index up 27.67%.

The U.S. equity market outperformed the other large global developed markets for the year, with the S&P 500 delivering a total return of around 31%, the S&P Europe 350 up almost 25%, and the S&P Topix 150 (Japan) up around 18%. Emerging markets also performed well, with the S&P Emerging BMI delivering just short of a 20% total return. Note: all returns in US dollars. The year ended with a strong global equity market rally in the fourth quarter, (S&P 1200 up 8.9% and MSCI World up 8.6%), helped by the U.S. and China appearing to move closer to a truce on the trade front, and the major global central banks all being in easing mode.

For the year, the Fund’s performance was positively impacted by its financials and health care holdings. The strong performance in financials was broad-based as six holdings delivered total returns of over 30%, with Citigroup, Inc. and Brookfield Asset Management, Inc. leading the way. Of note, Brookfield closed on its acquisition of Oaktree Partners during the second half of the year, which attractively broadens its product offering. Insurance related companies, AXA S.A. of France, and Willis Towers Watson of the U.K., were also important contributors for financials. In health care, Zimmer Biomet Holdings, Inc. and Koninklijke Philips N.V. were both strong outperformers. Zimmer Biomet continues to make impressive strides in its turnaround under the new CEO, Bryan Hanson. Driven by an acceleration in its Diagnosis & Treatment division, Philips saw solid organic top-line growth during the year.

The Fund’s performance was negatively impacted by its holdings in the materials and consumer discretionary sectors. Within materials, both Dow, Inc. and DuPont De Nemours, Inc. posted negative performance during the period. We decided to exit both stocks due to steeply declining earnings estimates because of tough industry conditions. In the consumer discretionary sector, Japan based Bridgestone Corp. was also a disappointing stock. We decided to sell the shares because operating performance was lackluster, and we felt the shares were fairly valued. We ultimately put the proceeds into Michelin, a tire manufacturing competitor headquartered in France, as they were doing a better job controlling expenses and driving better operating earnings growth.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

Five new positions, all of which comply with our moral screens, have been added to the Fund since the semiannual report, dated June 30, 2019: Airbus SE (aerospace), Fidelity National Financial, Inc. (title insurance), International Flavors & Fragrances, Inc. (specialty chemical), Michelin (tire manufacturer), and Toyota Motor Corporation (automobile manufacturer). Four issuers were eliminated: Bridgestone Corp., Dow, Inc., Dupont De Nemours, Inc., and Siemens AG. All were sold in favor of what we believe to be more attractive investment opportunities.

As of December 31, 2019, the Fund’s geographic weightings based on the headquarters domicile of each company versus the S&P Global 1200 Index were approximately:

	Ave Maria World Equity Fund	S&P Global 1200 Index
Americas	58.6%	65.1%
Europe Developed	22.9%	15.1%
United Kingdom	11.8%	5.6%
Japan	0.9%	7.3%
Asia / Australia	1.7%	6.9%
Cash Equivalents	4.1%	—

Looking forward, we will continue with our focus on owning high quality, larger capitalization, globally oriented companies, at attractive valuations. Thank you for your continued interest in the Ave Maria World Equity Fund.

Best Regards,

Joseph W. Skornicka, CFA	Robert C. Schwartz, CFP
Lead-Portfolio Manager	Co-Portfolio Manager

AVE MARIA WORLD EQUITY FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria World Equity Fund and the S&P 1200 Global Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2019.

Expense Ratio information as of:	Year Ended 12-31-18 (as disclosed in May 1, 2019 prospectus)	Year Ended 12-31-19
Gross	1.35%*	1.29%
Net	1.26%*	1.25%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA WORLD EQUITY FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA WORLD EQUITY FUND	S&P 1200 GLOBAL INDEX	MSCI WORLD INDEX
2010 (a)	12.4%	8.5%	8.2%
2011	-9.6%	-5.1%	-5.5%
2012	13.8%	16.8%	15.8%
2013	23.5%	25.8%	26.7%
2014	0.5%	5.4%	4.9%
2015	-4.8%	-0.9%	-0.9%
2016	8.7%	8.9%	7.5%
2017	17.9%	23.8%	22.4%
2018	-8.9%	-8.2%	-8.7%
2019	27.7%	28.2%	27.7%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2019 (Unaudited)

	AVE MARIA WORLD EQUITY FUND	S&P 1200 GLOBAL INDEX	MSCI WORLD INDEX
3 Years	11.1%	13.4%	12.6%
5 Years	7.3%	9.5%	8.7%
Since Inception (b)	7.6%	10.0%	9.4%

(a)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2010.
(b)	Represents the period from the commencement of operations (April 30, 2010) through December 31, 2019.

AVE MARIA WORLD EQUITY FUND

Ten Largest Equity Holdings

December 31, 2019 (Unaudited)

Shares	Company	Market Value	% of Net Assets
22,000	IQVIA Holdings, Inc.	$3,399,220	4.6%
120,000	AXA S.A. - ADR	3,377,400	4.6%
16,000	Willis Towers Watson plc	3,231,040	4.4%
190,000	Danone S.A. - ADR	3,133,100	4.2%
49,500	Royal Dutch Shell plc - Class B - ADR	2,968,515	4.0%
80,000	Airbus SE - ADR	2,940,000	4.0%
19,500	Zimmer Biomet Holdings, Inc.	2,918,760	3.9%
24,619	Medtronic plc	2,793,026	3.8%
9,000	Mastercard, Inc. - Class A	2,687,310	3.6%
54,064	Koninklijke Philips N.V.	2,638,323	3.6%

Asset Allocation (Unaudited)

Sector	% of Net Assets
Communication Services	1.9%
Consumer Discretionary	7.2%
Consumer Staples	10.7%
Energy	8.0%
Financials	20.0%
Health Care	15.9%
Industrials	13.1%
Information Technology	14.5%
Materials	3.2%
Real Estate	1.4%
Money Market Funds, Liabilities in Excess of Other Assets	4.1%
100.0%

AVE MARIA WORLD EQUITY FUND

Schedule of Investments

December 31, 2019

COMMON STOCKS — 95.9%	Shares	Market Value
Communication Services — 1.9%
Entertainment — 1.9%
Electronic Arts, Inc. *	13,000	$1,397,630

Consumer Discretionary — 7.2%
Auto Components — 2.5%
Cie Générale des Établissements Michelin - ADR	75,000	1,833,375

Automobiles — 0.9%
Toyota Motor Corporation - ADR	5,000	702,700

Internet & Direct Marketing Retail — 1.7%
Booking Holdings, Inc. *	600	1,232,238

Specialty Retail — 2.1%
Lowe’s Companies, Inc.	13,000	1,556,880

Consumer Staples — 10.7%
Beverages — 4.2%
Coca-Cola European Partners plc	49,000	2,493,120
Heineken N.V. - ADR	12,000	641,160
		3,134,280
Food Products — 6.5%
Danone S.A. - ADR	190,000	3,133,100
Mondelēz International, Inc. - Class A	30,000	1,652,400
		4,785,500
Energy — 8.0%
Oil, Gas & Consumable Fuels — 8.0%
Exxon Mobil Corporation	19,000	1,325,820
Pioneer Natural Resources Company	10,500	1,589,385
Royal Dutch Shell plc - Class B - ADR	49,500	2,968,515
		5,883,720
Financials — 20.0%
Banks — 3.9%
Citigroup, Inc.	14,000	1,118,460
First Horizon National Corporation	108,000	1,788,480
		2,906,940
Capital Markets — 2.4%
Brookfield Asset Management, Inc. - Class A	30,000	1,734,000

Consumer Finance — 1.4%
Discover Financial Services	12,500	1,060,250

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 95.9% (Continued)	Shares	Market Value
Financials — 20.0% (Continued)
Insurance — 12.3%
AXA S.A. - ADR	120,000	$3,377,400
Chubb Ltd.	10,000	1,556,600
Fidelity National Financial, Inc.	20,000	907,000
Willis Towers Watson plc	16,000	3,231,040
		9,072,040
Health Care — 15.9%
Health Care Equipment & Supplies — 11.3%
Koninklijke Philips N.V.	54,064	2,638,323
Medtronic plc	24,619	2,793,026
Zimmer Biomet Holdings, Inc.	19,500	2,918,760
		8,350,109
Life Sciences Tools & Services — 4.6%
IQVIA Holdings, Inc. *	22,000	3,399,220

Industrials — 13.1%
Aerospace & Defense — 6.5%
Airbus SE - ADR	80,000	2,940,000
Hexcel Corporation	25,000	1,832,750
		4,772,750
Airlines — 3.3%
Delta Air Lines, Inc.	41,500	2,426,920

Electrical Equipment — 2.1%
Eaton Corporation plc	16,500	1,562,880

Road & Rail — 1.2%
Canadian National Railway Company	10,000	904,500

Information Technology — 14.5%
Communications Equipment — 2.6%
Cisco Systems, Inc.	40,000	1,918,400

Electronic Equipment, Instruments & Components — 2.3%
TE Connectivity Ltd.	18,000	1,725,120

IT Services — 6.1%
Accenture plc - Class A	5,000	1,052,850
InterXion Holding N.V. *	9,500	796,195
Mastercard, Inc. - Class A	9,000	2,687,310
		4,536,355

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 95.9% (Continued)	Shares	Market Value
Information Technology — 14.5% (Continued)
Semiconductors & Semiconductor Equipment — 3.5%
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	22,000	$1,278,200
Texas Instruments, Inc.	10,000	1,282,900
		2,561,100
Materials — 3.2%
Chemicals — 3.2%
Corteva, Inc.	40,166	1,187,307
International Flavors & Fragrances, Inc.	9,000	1,161,180
		2,348,487
Real Estate — 1.4%
Equity Real Estate Investment Trusts (REITs) — 1.4%
Equinix, Inc.	1,800	1,050,660

Total Common Stocks (Cost $55,052,624)		$70,856,054

MONEY MARKET FUNDS — 4.2%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 1.46% (a) (Cost $3,090,432)	3,090,432	$3,090,432

Total Investments at Market Value — 100.1% (Cost $58,143,056)		$73,946,486

Liabilities in Excess of Other Assets — (0.1%)		(44,111)

Net Assets — 100.0%		$73,902,375

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of December 31, 2019.
See accompanying notes to financial statements.

AVE MARIA WORLD EQUITY FUND

Summary of Common Stocks by Country

December 31, 2019 (Unaudited)

Country	Value	% of Net Assets
United States *	$40,627,826	55.0%
United Kingdom	8,692,675	11.8%
France	8,343,875	11.3%
Netherlands	7,015,678	9.5%
Canada	2,638,500	3.6%
Switzerland	1,556,600	2.1%
Taiwan	1,278,200	1.7%
Japan	702,700	0.9%
Total	$70,856,054	95.9%

*	Includes companies deemed to be a “non-U.S. company” as defined in the Fund’s prospectus, if a company has at least 50% of its revenues or operations outside of the United States.
See accompanying notes to financial statements.

Ave Maria Bond Fund

Portfolio Manager Commentary

(Unaudited)

Dear Fellow Shareholders,

The Ave Maria Bond Fund (“the Fund”) finished its 17th consecutive year of positive performance. For the year ended December 31, 2019, the Fund had a total return of 8.3% vs. 6.8% for the Bloomberg Barclays Intermediate U.S. Government/Credit Index.

The overall economy looks strong, as unemployment is at 50-year lows and inflation is under the Federal Reserve’s (the Fed) 2% target. Forward looking, economic indicators continue to read solid, and the Fed stands ready with easy monetary policy should the economy falter.

The 10-year U.S. Treasury Note started the year yielding 2.7% and finished at 1.9%. The decrease in yield gave investors in Treasuries their best year since 2014. Corporate credit spreads tightened in 2019, as money flowed into bond funds and pushed yields lower. At this point, attention to quality is vital, because investors are not being compensated to take on undue risk. In the Fund, we diligently look for companies with fortress balance sheets and defendable business models.

In reviewing the performance of the Fund, the top contributors to return were the common stocks of Texas Instruments, Inc. (semiconductor devices), Illinois Tool Works, Inc. (industrial machinery), and PNC Financial Services Group, Inc. (bank). The top detractors of return included the common stocks of 3M Company (specialty chemicals), Kontoor Brands, Inc. (apparel), and a Kimberly-Clark Corporation (household products) bond that was purchased late in the year.

With interest rates low by historical standards, the Fund continues to be managed in a conservative manner, with the average bond maturity short and credit quality high. Dividend-paying common stocks continue to offer an attractive combination of current income and potential price appreciation.

We appreciate your investment in the Ave Maria Bond Fund.

Brandon S. Scheitler	George P. Schwartz, CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA BOND FUND Performance (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Ave Maria Bond Fund and the Bloomberg Barclays
U.S. Intermediate Government/Credit Index

(a)	The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Expense ratio as of 12-31-18 (as disclosed in May 1, 2019 prospectus)	0.50%*
Expense ratio for the year ended 12-31-19	0.49%

*	Includes Acquired Fund Fees and Expenses.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA BOND FUND Annual Total Rates of Return Comparison with Major Indices (Unaudited)

	AVE MARIA BOND FUND	BLOOMBERG BARCLAYS U.S. INTERMEDIATE GOVERNMENT/CREDIT INDEX
2003 (a)	2.4%	1.9%
2004	5.1%	3.0%
2005	1.4%	1.6%
2006	6.0%	4.1%
2007	4.8%	7.4%
2008	0.3%	5.1%
2009	10.2%	5.2%
2010	6.7%	5.9%
2011	3.3%	5.8%
2012	4.6%	3.9%
2013	6.1%	-0.9%
2014	2.2%	3.1%
2015	0.7%	1.1%
2016	4.5%	2.1%
2017	4.2%	2.1%
2018	0.4%	0.9%
2019	8.3%	6.8%

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2019 (Unaudited)

	AVE MARIA BOND FUND	BLOOMBERG BARCLAYS U.S. INTERMEDIATE GOVERNMENT/CREDIT INDEX
3 Years	4.2%	3.2%
5 Years	3.6%	2.6%
10 Years	4.1%	3.1%
15 Years	4.2%	3.6%
Since Inception (b)	4.2%	3.5%

(a)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2003.
(b)	Represents the period from the commencement of operations (May 1, 2003) through December 31, 2019.

AVE MARIA BOND FUND

Ten Largest Holdings*

December 31, 2019 (Unaudited)

Par Value/ Shares	Holding	Market Value	% of Net Assets
$10,000,000	U.S. Treasury Notes, 2.750%, due 05/31/23	$10,368,750	2.6%
$10,000,000	U.S. Treasury Notes, 1.250%, due 02/29/20	9,993,372	2.5%
$10,000,000	U.S. Treasury Notes, 1.375%, due 01/31/21	9,972,266	2.5%
$8,000,000	U.S. Treasury Notes, 2.750%, due 09/30/20	8,064,375	2.0%
48,500	Texas Instruments, Inc.	6,222,065	1.6%
103,000	Royal Dutch Shell plc - Class B - ADR	6,176,910	1.6%
11,500	BlackRock, Inc.	5,781,050	1.5%
31,700	Watsco, Inc.	5,710,755	1.4%
$5,000,000	Electronic Arts, Inc., 4.800%, due 03/01/26	5,619,655	1.4%
80,000	Kellogg Company	5,532,800	1.4%

*	Excludes cash equivalents.

Asset Allocation (Unaudited)

% of Net Assets
U.S. TREASURY OBLIGATIONS	34.5%

CORPORATE BONDS
Sector
Communication Services	2.5%
Consumer Discretionary	4.3%
Consumer Staples	9.9%
Energy	1.6%
Financials	4.0%
Health Care	1.9%
Industrials	6.7%
Information Technology	6.4%
Materials	3.3%

COMMON STOCKS
Sector
Consumer Discretionary	0.5%
Consumer Staples	2.9%
Energy	2.8%
Financials	5.9%
Health Care	0.6%
Industrials	5.4%
Information Technology	1.6%

MONEY MARKET FUNDS, OTHER ASSETS IN EXCESS OF LIABILITIES	5.2%
100.0%

AVE MARIA BOND FUND

Schedule of Investments

December 31, 2019

U.S. TREASURY OBLIGATIONS — 34.5%	Par Value	Market Value
U.S. Treasury Bonds — 1.3%
8.125%, due 05/15/21	$2,000,000	$2,176,719
8.000%, due 11/15/21	2,500,000	2,791,797
		4,968,516
U.S. Treasury Inflation-Protected Notes — 0.6% (a)
1.125%, due 01/15/21	2,352,680	2,374,468

U.S. Treasury Notes — 32.6%
1.250%, due 01/31/20	3,000,000	2,999,035
1.375%, due 02/15/20	2,000,000	1,999,299
1.250%, due 02/29/20	10,000,000	9,993,372
2.250%, due 02/29/20	5,000,000	5,004,587
1.625%, due 03/15/20	3,000,000	2,999,766
1.500%, due 04/15/20	3,000,000	2,999,180
3.500%, due 05/15/20	3,000,000	3,020,039
1.625%, due 06/30/20	3,000,000	3,000,000
2.000%, due 07/31/20	5,000,000	5,010,351
2.625%, due 07/31/20	5,000,000	5,028,320
2.625%, due 08/15/20	3,000,000	3,018,047
2.000%, due 09/30/20	3,000,000	3,007,734
2.750%, due 09/30/20	8,000,000	8,064,375
1.375%, due 10/31/20	3,000,000	2,993,086
2.625%, due 11/15/20	3,000,000	3,025,195
2.375%, due 12/31/20	2,000,000	2,014,141
1.375%, due 01/31/21	10,000,000	9,972,266
2.000%, due 02/28/21	3,000,000	3,012,305
2.250%, due 03/31/21	4,000,000	4,030,469
2.375%, due 04/15/21	5,000,000	5,048,242
1.375%, due 04/30/21	3,000,000	2,990,859
2.125%, due 08/15/21	4,000,000	4,033,437
2.125%, due 09/30/21	3,000,000	3,026,836
2.000%, due 10/31/21	2,000,000	2,014,922
1.500%, due 01/31/22	3,000,000	2,995,547
1.875%, due 02/28/22	5,000,000	5,030,664
1.750%, due 03/31/22	2,000,000	2,007,500
1.750%, due 04/30/22	5,000,000	5,018,750
1.750%, due 05/31/22	5,000,000	5,019,531
2.750%, due 05/31/23	10,000,000	10,368,750
		128,746,605

Total U.S. Treasury Obligations (Cost $135,705,067)		$136,089,589

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 40.6%	Par Value	Market Value
Communication Services — 2.5%
Electronic Arts, Inc., 3.700%, due 03/01/21	$4,000,000	$4,074,822
Electronic Arts, Inc., 4.800%, due 03/01/26	5,000,000	5,619,655
		9,694,477
Consumer Discretionary — 4.3%
Lowe’s Companies, Inc., 3.800%, due 11/15/21	1,000,000	1,030,065
Lowe’s Companies, Inc., 3.120%, due 04/15/22	3,000,000	3,073,212
Ross Stores, Inc., 3.375%, due 09/15/24	3,000,000	3,133,340
TJX Companies, Inc. (The), 2.750%, due 06/15/21	2,305,000	2,333,376
TJX Companies, Inc. (The), 2.250%, due 09/15/26	3,426,000	3,442,835
VF Corporation, 3.500%, due 09/01/21	3,775,000	3,854,768
		16,867,596
Consumer Staples — 9.9%
Coca-Cola Company (The), 3.150%, due 11/15/20	3,000,000	3,035,559
Coca-Cola Company (The), 3.300%, due 09/01/21	2,000,000	2,049,568
Coca-Cola Company (The), 2.875%, due 10/27/25	2,800,000	2,919,726
Colgate-Palmolive Company, 2.450%, due 11/15/21	3,000,000	3,040,150
Colgate-Palmolive Company, 1.950%, due 02/01/23	2,263,000	2,273,110
Colgate-Palmolive Company, 3.250%, due 03/15/24	795,000	839,710
Dr Pepper Snapple Group, Inc., 3.200%, due 11/15/21	2,000,000	2,032,187
Hershey Company (The), 2.900%, due 05/15/20	1,000,000	1,003,360
Hershey Company (The), 2.625%, due 05/01/23	4,536,000	4,619,384
Hershey Company (The), 2.050%, due 11/15/24	950,000	952,310
Hormel Foods Corporation, 4.125%, due 04/15/21	3,814,000	3,901,240
J.M. Smucker Company (The), 3.500%, due 10/15/21	2,000,000	2,051,622
Kimberly-Clark Corporation, 2.400%, due 03/01/22	3,811,000	3,852,943
Kimberly-Clark Corporation, 2.650%, due 03/01/25	1,115,000	1,143,013
Kimberly-Clark Corporation, 2.750%, due 02/15/26	343,000	353,311
McCormick & Company, Inc., 3.900%, due 07/15/21	2,500,000	2,559,722
McCormick & Company, Inc., 3.500%, due 09/01/23	2,500,000	2,599,818
		39,226,733
Energy — 1.6%
Exxon Mobil Corporation, 2.397%, due 03/06/22	2,000,000	2,021,797
Exxon Mobil Corporation, 3.176%, due 03/15/24	1,634,000	1,712,034
Exxon Mobil Corporation, 2.019%, due 08/16/24	2,650,000	2,659,595
		6,393,426
Financials — 4.0%
BlackRock, Inc., 3.500%, due 03/18/24	2,000,000	2,127,856
BlackRock, Inc., 3.200%, due 03/15/27	1,000,000	1,057,325
Chubb INA Holdings, Inc., 3.150%, due 03/15/25	3,809,000	4,008,774
Moody’s Corporation, 4.500%, due 09/01/22	1,000,000	1,057,467

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 40.6% (Continued)	Par Value	Market Value
Financials — 4.0% (Continued)
Moody’s Corporation, 2.625%, due 01/15/23	$3,319,000	$3,369,298
Moody’s Corporation, 4.875%, due 02/15/24	1,500,000	1,649,611
Moody’s Corporation, 3.250%, due 01/15/28	700,000	734,458
PNC Financial Services Group, Inc. (The), 3.250%, due 06/01/25	1,528,000	1,603,709
		15,608,498
Health Care — 1.9%
Stryker Corporation, 4.375%, due 01/15/20	1,000,000	1,000,754
Stryker Corporation, 3.375%, due 05/15/24	5,000,000	5,253,983
Zimmer Biomet Holdings, Inc., 3.550%, due 04/01/25	1,025,000	1,080,974
		7,335,711
Industrials — 6.7%
3M Company, 2.000%, due 06/26/22	1,073,000	1,077,190
3M Company, 2.250%, due 03/15/23	3,000,000	3,025,306
Emerson Electric Company, 4.250%, due 11/15/20	2,109,000	2,150,610
Illinois Tool Works, Inc., 3.500%, due 03/01/24	2,450,000	2,598,559
Illinois Tool Works, Inc., 2.650%, due 11/15/26	4,090,000	4,200,332
PACCAR Financial Corporation, 1.650%, due 08/11/21	3,750,000	3,739,804
Snap-on, Inc., 6.125%, due 09/01/21	2,000,000	2,136,239
United Parcel Service, Inc., 2.350%, due 05/16/22	2,990,000	3,023,489
United Parcel Service, Inc., 2.200%, due 09/01/24	3,410,000	3,429,487
United Parcel Service, Inc., 2.400%, due 11/15/26	1,000,000	1,011,014
		26,392,030
Information Technology — 6.4%
Cisco Systems, Inc., 4.450%, due 01/15/20	606,000	606,521
Cisco Systems, Inc., 2.200%, due 02/28/21	3,250,000	3,269,023
Cisco Systems, Inc., 2.600%, due 02/28/23	2,475,000	2,530,646
Cisco Systems, Inc., 2.500%, due 09/20/26	3,080,000	3,140,286
Mastercard, Inc., 3.375%, due 04/01/24	2,300,000	2,440,775
Mastercard, Inc., 2.000%, due 03/03/25	2,375,000	2,369,121
Mastercard, Inc., 2.950%, due 11/21/26	500,000	520,217
Texas Instruments, Inc., 1.750%, due 05/01/20	1,825,000	1,823,928
Texas Instruments, Inc., 2.250%, due 05/01/23	2,500,000	2,531,323
Visa, Inc., 2.150%, due 09/15/22	3,000,000	3,034,148
Visa, Inc., 3.150%, due 12/14/25	3,005,000	3,177,079
		25,443,067
Materials — 3.3%
Ecolab, Inc., 4.350%, due 12/08/21	4,292,000	4,494,534
Ecolab, Inc., 3.250%, due 01/14/23	5,000,000	5,159,844
Ecolab, Inc., 2.700%, due 11/01/26	1,000,000	1,027,477

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 40.6% (Continued)	Par Value	Market Value
Materials — 3.3% (Continued)
Praxair, Inc., 2.250%, due 09/24/20	$2,000,000	$2,008,400
Praxair, Inc., 4.050%, due 03/15/21	500,000	513,471
		13,203,726

Total Corporate Bonds (Cost $158,082,819)		$160,165,264

COMMON STOCKS — 19.7%	Shares	Market Value
Consumer Discretionary — 0.5%
Textiles, Apparel & Luxury Goods — 0.5%
VF Corporation	20,000	$1,993,200

Consumer Staples — 2.9%
Beverages — 1.5%
Coca-Cola European Partners plc	60,000	3,052,800
Diageo plc - ADR	17,500	2,947,350
		6,000,150
Food Products — 1.4%
Kellogg Company	80,000	5,532,800

Energy — 2.8%
Oil, Gas & Consumable Fuels — 2.8%
Exxon Mobil Corporation	73,000	5,093,940
Royal Dutch Shell plc - Class B - ADR	103,000	6,176,910
		11,270,850
Financials — 5.9%
Banks — 2.3%
First Horizon National Corporation	225,000	3,726,000
PNC Financial Services Group, Inc. (The)	33,000	5,267,790
		8,993,790
Capital Markets — 1.5%
BlackRock, Inc.	11,500	5,781,050

Diversified Financial Services — 0.5%
Western Union Company (The)	80,000	2,142,400

Insurance — 1.6%
Chubb Ltd.	15,000	2,334,900
Fidelity National Financial, Inc.	90,000	4,081,500
		6,416,400
Health Care — 0.6%
Health Care Equipment & Supplies — 0.6%
Medtronic plc	20,000	2,269,000

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 19.7% (Continued)	Shares	Market Value
Industrials — 5.4%
Air Freight & Logistics — 1.1%
United Parcel Service, Inc. - Class B	35,500	$4,155,630

Commercial Services & Supplies — 0.9%
Genuine Parts Company	34,300	3,643,689

Machinery — 0.9%
Illinois Tool Works, Inc.	20,000	3,592,600

Trading Companies & Distributors — 2.5%
Fastenal Company	115,000	4,249,250
Watsco, Inc.	31,700	5,710,755
		9,960,005
Information Technology — 1.6%
Semiconductors & Semiconductor Equipment — 1.6%
Texas Instruments, Inc.	48,500	6,222,065

Total Common Stocks (Cost $62,727,297)		$77,973,629

MONEY MARKET FUNDS — 4.9%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 1.46% (b)	18,757,392	$18,757,392
Federated Treasury Obligations Fund - Institutional Shares, 1.51% (b)	717,805	717,805
Total Money Market Funds (Cost $19,475,197)		$19,475,197

Total Investments at Market Value — 99.7% (Cost $375,990,380)		$393,703,679

Other Assets in Excess of Liabilities — 0.3%		1,146,503

Net Assets — 100.0%		$394,850,182

ADR - American Depositary Receipt.
(a)	Interest rate for this investment is the stated rate. Interest payments are determined based on the inflation adjusted principal.
(b)	The rate shown is the 7-day effective yield as of December 31, 2019.
See accompanying notes to financial statements.

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AVE MARIA MUTUAL FUNDS

Statements of Assets and Liabilities

December 31, 2019

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
ASSETS
Investment securities:
At cost	$192,690,423	$566,375,398	$729,672,181
At market value (Note 1)	$248,255,385	$854,914,722	$953,771,021
Cash	—	91,800	40,800
Receivable for capital shares sold	65,414	1,449,994	636,506
Dividends receivable	110,523	394,785	1,251,704
Other assets	15,580	23,707	21,535
TOTAL ASSETS	248,446,902	856,875,008	955,721,566

LIABILITIES
Payable for capital shares redeemed	124,689	418,703	698,263
Payable to Adviser (Note 2)	524,232	1,550,892	1,784,070
Payable to administrator (Note 2)	25,859	81,675	91,008
Other accrued expenses	28,718	59,843	63,233
TOTAL LIABILITIES	703,498	2,111,113	2,636,574

NET ASSETS	$247,743,404	$854,763,895	$953,084,992

NET ASSETS CONSIST OF:
Paid-in capital	$192,178,442	$566,224,571	$728,986,152
Accumulated earnings	55,564,962	288,539,324	224,098,840
NET ASSETS	$247,743,404	$854,763,895	$953,084,992
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	12,587,668	22,494,038	51,028,171
Net asset value, offering price and redemption price per share (Note 1)	$19.68	$38.00	$18.68

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2019 (Continued)

	Ave Maria World Equity Fund	Ave Maria Bond Fund
ASSETS
Investment securities:
At cost	$58,143,056	$375,990,380
At market value (Note 1)	$73,946,486	$393,703,679
Cash	4,080	—
Receivable for capital shares sold	55,130	307,469
Dividends and interest receivable	82,490	2,087,469
Other assets	11,311	19,713
TOTAL ASSETS	74,099,497	396,118,330

LIABILITIES
Payable for capital shares redeemed	1,358	143,865
Payable for securities purchased	—	744,664
Payable to Adviser (Note 2)	169,561	301,524
Payable to administrator (Note 2)	7,696	32,616
Other accrued expenses	18,507	45,479
TOTAL LIABILITIES	197,122	1,268,148

NET ASSETS	$73,902,375	$394,850,182

NET ASSETS CONSIST OF:
Paid-in capital	$58,128,955	$377,136,883
Accumulated earnings	15,773,420	17,713,299
NET ASSETS	$73,902,375	$394,850,182
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,622,443	33,928,458
Net asset value, offering price and redemption price per share (Note 1)	$15.99	$11.64

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS

Statements of Operations

For the Year Ended December 31, 2019

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
INVESTMENT INCOME
Dividends	$2,784,051	$7,020,203	$19,208,760
Foreign withholding taxes on dividends	(12,060)	(60,480)	(18,890)
TOTAL INVESTMENT INCOME	2,771,991	6,959,723	19,189,870

EXPENSES
Investment advisory fees (Note 2)	2,130,257	5,532,990	6,654,691
Administration, accounting and transfer agent fees (Note 2)	301,831	862,853	1,011,985
Trustees’ fees and expenses (Note 2)	46,234	135,263	167,862
Registration and filing fees	37,232	82,813	58,634
Postage and supplies	34,255	69,352	74,933
Audit and tax services fees	25,992	48,906	54,204
Custodian and bank service fees	14,894	42,666	52,043
Legal fees	22,597	22,597	22,597
Compliance service fees and expenses (Note 2)	9,781	32,405	37,297
Advisory board fees and expenses (Note 2)	8,437	24,677	30,402
Insurance expense	14,457	17,494	19,380
Printing of shareholder reports	9,577	15,991	16,237
Other expenses	21,707	36,105	47,346
TOTAL EXPENSES	2,677,251	6,924,112	8,247,611

NET INVESTMENT INCOME	94,740	35,611	10,942,259

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	12,330,238	14,295,605	61,112,499
Net change in unrealized appreciation (depreciation) on investments	30,654,966	206,413,769	138,759,926
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	42,985,204	220,709,374	199,872,425

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,079,944	$220,744,985	$210,814,684

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2019 (Continued)

	Ave Maria World Equity Fund	Ave Maria Bond Fund
INVESTMENT INCOME
Dividends	$1,429,174	$2,308,339
Foreign withholding taxes on dividends	(102,604)	(425)
Interest	—	6,249,142
TOTAL INVESTMENT INCOME	1,326,570	8,557,056

EXPENSES
Investment advisory fees (Note 2)	624,825	1,069,271
Administration, accounting and transfer agent fees (Note 2)	82,204	356,400
Trustees’ fees and expenses (Note 2)	12,792	68,114
Registration and filing fees	34,536	60,300
Postage and supplies	15,141	29,786
Audit and tax services fees	18,485	30,638
Custodian and bank service fees	5,464	21,769
Legal fees	22,597	22,597
Compliance service fees and expenses (Note 2)	2,847	15,196
Advisory board fees and expenses (Note 2)	2,367	12,297
Insurance expense	7,752	14,535
Printing of shareholder reports	3,428	6,474
Other expenses	14,697	40,136
TOTAL EXPENSES	847,135	1,747,513
Less fee reductions by the Adviser (Note 2)	(24,996)	—
NET EXPENSES	822,139	1,747,513

NET INVESTMENT INCOME	504,431	6,809,543

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	2,708,192	5,566,998
Net change in unrealized appreciation (depreciation) on investments	12,253,945	15,701,342
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	14,962,137	21,268,340

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,466,568	$28,077,883

See accompanying notes to financial statements.

Ave Maria Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS
Net investment income (loss)	$94,740	$(329,012)
Net realized gains from investment transactions	12,330,238	20,716,534
Net change in unrealized appreciation (depreciation) on investments	30,654,966	(40,061,357)
Net increase (decrease) in net assets resulting from operations	43,079,944	(19,673,835)

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(12,431,593)	(20,668,673)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	21,172,839	21,921,785
Reinvestment of distributions to shareholders	11,853,432	19,678,112
Payments for shares redeemed	(27,412,297)	(39,667,885)
Net increase in net assets from capital share transactions	5,613,974	1,932,012

TOTAL INCREASE (DECREASE) IN NET ASSETS	36,262,325	(38,410,496)

NET ASSETS
Beginning of year	211,481,079	249,891,575
End of year	$247,743,404	$211,481,079

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	1,068,769	1,021,784
Shares issued in reinvestment of distributions to shareholders	603,228	1,153,437
Shares redeemed	(1,385,794)	(1,841,844)
Net increase in shares outstanding	286,203	333,377
Shares outstanding, beginning of year	12,301,465	11,968,088
Shares outstanding, end of year	12,587,668	12,301,465

See accompanying notes to financial statements.

Ave Maria Growth Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS
Net investment income	$35,611	$1,077,558
Net realized gains from investment transactions	14,295,605	37,942,682
Net change in unrealized appreciation (depreciation) on investments	206,413,769	(57,912,533)
Net increase (decrease) in net assets resulting from operations	220,744,985	(18,892,293)

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(14,275,838)	(39,024,521)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	180,023,858	215,576,499
Reinvestment of distributions to shareholders	13,554,971	37,004,032
Payments for shares redeemed	(123,090,103)	(99,372,827)
Net increase in net assets from capital share transactions	70,488,726	153,207,704

TOTAL INCREASE IN NET ASSETS	276,957,873	95,290,890

NET ASSETS
Beginning of year	577,806,022	482,515,132
End of year	$854,763,895	$577,806,022

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	5,179,690	6,578,219
Shares issued in reinvestment of distributions to shareholders	357,271	1,325,381
Shares redeemed	(3,538,946)	(3,076,127)
Net increase in shares outstanding	1,998,015	4,827,473
Shares outstanding, beginning of year	20,496,023	15,668,550
Shares outstanding, end of year	22,494,038	20,496,023

See accompanying notes to financial statements.

Ave Maria Rising Dividend Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS
Net investment income	$10,942,259	$11,609,500
Net realized gains from investment transactions	61,112,499	66,980,880
Net change in unrealized appreciation (depreciation) on investments	138,759,926	(111,930,102)
Net increase (decrease) in net assets resulting from operations	210,814,684	(33,339,722)

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(72,019,270)	(78,794,322)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	132,949,834	160,319,825
Reinvestment of distributions to shareholders	64,860,750	70,598,101
Payments for shares redeemed	(164,331,511)	(308,081,911)
Net increase (decrease) in net assets from capital share transactions	33,479,073	(77,163,985)

TOTAL INCREASE (DECREASE) IN NET ASSETS	172,274,487	(189,298,029)

NET ASSETS
Beginning of year	780,810,505	970,108,534
End of year	$953,084,992	$780,810,505

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	7,269,107	8,557,151
Shares issued in reinvestment of distributions to shareholders	3,481,659	4,423,195
Shares redeemed	(9,043,867)	(16,282,058)
Net increase (decrease) in shares outstanding	1,706,899	(3,301,712)
Shares outstanding, beginning of year	49,321,272	52,622,984
Shares outstanding, end of year	51,028,171	49,321,272

See accompanying notes to financial statements.

Ave Maria World Equity Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS
Net investment income	$504,431	$618,502
Net realized gains from security investment transactions	2,708,192	2,053,537
Net change in unrealized appreciation (depreciation) on investments	12,253,945	(8,256,416)
Net increase (decrease) in net assets resulting from operations	15,466,568	(5,584,377)

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(3,243,084)	(2,675,175)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	13,022,485	13,143,742
Reinvestment of distributions to shareholders	2,983,300	2,424,612
Payments for shares redeemed	(11,370,792)	(12,435,290)
Net increase in net assets from capital share transactions	4,634,993	3,133,064

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,858,477	(5,126,488)

NET ASSETS
Beginning of year	57,043,898	62,170,386
End of year	$73,902,375	$57,043,898

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	843,278	879,267
Shares issued in reinvestment of distributions to shareholders	187,273	186,222
Shares redeemed	(764,079)	(833,472)
Net increase in shares outstanding	266,472	232,017
Shares outstanding, beginning of year	4,355,971	4,123,954
Shares outstanding, end of year	4,622,443	4,355,971

See accompanying notes to financial statements.

Ave Maria Bond Fund

Statements of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
FROM OPERATIONS
Net investment income	$6,809,543	$5,327,810
Net realized gains from investment transactions	5,566,998	4,791,342
Net change in unrealized appreciation (depreciation) on investments	15,701,342	(8,720,320)
Net increase in net assets resulting from operations	28,077,883	1,398,832

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)	(12,384,326)	(10,116,647)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	114,713,938	101,683,387
Reinvestment of distributions to shareholders	11,201,957	9,080,604
Payments for shares redeemed	(70,474,950)	(85,564,883)
Net increase in net assets from capital share transactions	55,440,945	25,199,108

TOTAL INCREASE IN NET ASSETS	71,134,502	16,481,293

NET ASSETS
Beginning of year	323,715,680	307,234,387
End of year	$394,850,182	$323,715,680

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	9,946,278	8,953,434
Shares issued in reinvestment of distributions to shareholders	966,855	809,829
Shares redeemed	(6,129,550)	(7,525,406)
Net increase in shares outstanding	4,783,583	2,237,857
Shares outstanding, beginning of year	29,144,875	26,907,018
Shares outstanding, end of year	33,928,458	29,144,875

See accompanying notes to financial statements.

Ave Maria Value Fund

FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value at beginning of year	$17.19	$20.88	$19.12	$16.42	$19.97

Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.03)	(0.06)	(0.03)	0.01
Net realized and unrealized gains (losses) on investments	3.52	(1.81)	3.46	2.73	(3.54)
Total from investment operations	3.53	(1.84)	3.40	2.70	(3.53)

Less distributions:
From net investment income	(0.01)	—	—	—	(0.01)
From net realized gains on investments	(1.03)	(1.85)	(1.64)	—	(0.01)
Total distributions	(1.04)	(1.85)	(1.64)	—	(0.02)

Net asset value at end of year	$19.68	$17.19	$20.88	$19.12	$16.42

Total return (a)	20.5%	(8.8%)	17.7%	16.4%	(17.7%)

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$247,743	$211,481	$249,892	$224,593	$211,879

Ratio of total expenses to average net assets	1.11%	1.18%	1.19%	1.20%	1.18%

Ratio of net investment income (loss) to average net assets	0.04%	(0.13%)	(0.32%)	(0.15%)	0.06%

Portfolio turnover rate	40%	43%	40%	47%	63%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

Ave Maria Growth Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2019		Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value at beginning of year	$28.19		$30.80	$26.44	$25.02	$28.24

Income (loss) from investment operations:
Net investment income	0.00	(a)	0.06	0.03	0.02	0.07
Net realized and unrealized gains (losses) on investments	10.45		(0.63)	7.22	3.01	(0.81)
Total from investment operations	10.45		(0.57)	7.25	3.03	(0.74)

Less distributions:
From net investment income	(0.00	)(a)	(0.06)	(0.03)	(0.02)	(0.07)
From net realized gains on investments	(0.64)		(1.98)	(2.86)	(1.59)	(2.41)
Total distributions	(0.64)		(2.04)	(2.89)	(1.61)	(2.48)

Net asset value at end of year	$38.00		$28.19	$30.80	$26.44	$25.02

Total return (b)	37.1%		(1.8%)	27.4%	12.1%	(2.7%)

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$854,764		$577,806	$482,515	$351,085	$300,119

Ratio of total expenses to average net assets	0.94%		0.95%	1.08%	1.17%	1.17%

Ratio of net investment income to average net assets	0.00	%(c)	0.19%	0.10%	0.09%	0.24%

Portfolio turnover rate	15%		33%	26%	29%	32%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Percentage rounds to less than 0.01%.
See accompanying notes to financial statements.

Ave Maria Rising Dividend Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value at beginning of year	$15.83	$18.44	$16.79	$15.58	$17.72

Income (loss) from investment operations:
Net investment income	0.23	0.24	0.20	0.27	0.24
Net realized and unrealized gains (losses) on investments	4.12	(1.13)	2.62	2.11	(1.27)
Total from investment operations	4.35	(0.89)	2.82	2.38	(1.03)

Less distributions:
From net investment income	(0.23)	(0.25)	(0.20)	(0.28)	(0.23)
From net realized gains on investments	(1.27)	(1.47)	(0.97)	(0.89)	(0.88)
Total distributions	(1.50)	(1.72)	(1.17)	(1.17)	(1.11)

Net asset value at end of year	$18.68	$15.83	$18.44	$16.79	$15.58

Total return (a)	27.6%	(4.8%)	16.8%	15.3%	(5.9%)

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$953,085	$780,811	$970,109	$828,649	$750,890

Ratio of total expenses to average net assets	0.93%	0.93%	0.92%	0.92%	0.92%

Ratio of net investment income to average net assets	1.23%	1.25%	1.12%	1.61%	1.38%

Portfolio turnover rate	30%	31%	26%	24%	35%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

Ave Maria World Equity Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value at beginning of year	$13.10	$15.08	$13.18	$12.36	$13.22

Income (loss) from investment operations:
Net investment income	0.11	0.15	0.07	0.06	0.07
Net realized and unrealized gains (losses) on investments	3.51	(1.49)	2.29	1.01	(0.70)
Total from investment operations	3.62	(1.34)	2.36	1.07	(0.63)

Less distributions:
From net investment income	(0.11)	(0.15)	(0.07)	(0.06)	(0.07)
From net realized gains on investments	(0.62)	(0.49)	(0.39)	(0.19)	(0.16)
Total distributions	(0.73)	(0.64)	(0.46)	(0.25)	(0.23)

Net asset value at end of year	$15.99	$13.10	$15.08	$13.18	$12.36

Total return (a)	27.7%	(8.9%)	17.9%	8.7%	(4.8%)

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$73,902	$57,044	$62,170	$46,030	$41,199

Ratio of total expenses to average net assets	1.29%	1.34%	1.41%	1.45%	1.50%

Ratio of net expenses to average net assets (b)	1.25%	1.25%	1.25%	1.33%	1.50%

Ratio of net investment income to average net assets (b)	0.77%	0.98%	0.50%	0.50%	0.51%

Portfolio turnover rate	37%	33%	29%	42%	35%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratio was determined after advisory fee reductions (Note 2).
See accompanying notes to financial statements.

Ave Maria Bond Fund

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value at beginning of year	$11.11	$11.42	$11.19	$11.02	$11.15

Income (loss) from investment operations:
Net investment income	0.22	0.19	0.17	0.15	0.14
Net realized and unrealized gains (losses) on investments	0.70	(0.14)	0.30	0.35	(0.06)
Total from investment operations	0.92	0.05	0.47	0.50	0.08

Less distributions:
From net investment income	(0.22)	(0.19)	(0.17)	(0.15)	(0.14)
From net realized gains on investments	(0.17)	(0.17)	(0.07)	(0.18)	(0.07)
Total distributions	(0.39)	(0.36)	(0.24)	(0.33)	(0.21)

Net asset value at end of year	$11.64	$11.11	$11.42	$11.19	$11.02

Total return (a)	8.3%	0.4%	4.2%	4.5%	0.7%

Ratios/Supplementary Data:
Net assets at end of year (000’s)	$394,850	$323,716	$307,234	$248,971	$223,842

Ratio of total expenses to average net assets	0.49%	0.50%	0.50%	0.50%	0.51%

Ratio of net investment income to average net assets	1.91%	1.68%	1.47%	1.34%	1.30%

Portfolio turnover rate	31%	26%	19%	21%	25%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS

Notes to Financial Statements

December 31, 2019

1. Organization and Significant Accounting Policies

The Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (individually, a “Fund” and collectively, the “Funds”) are each a diversified series of the Schwartz Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992.

The investment objective of the Ave Maria Value Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria World Equity Fund is to seek long-term capital appreciation from equity investments in U.S. and non-U.S. companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income in corporate debt and equity securities that do not violate core values and teachings of the Roman Catholic Church. See the Funds’ Prospectus for information regarding the investment strategies of each Fund.

Shares of each Fund are sold at net asset value (“NAV”). To calculate the NAV, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the NAV per share for each Fund.

The Funds follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

New accounting pronouncement – In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continue to accrete to

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

maturity. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The Funds are complying with ASU 2017-08 and the impact is not deemed to be material to the Funds.

(a) Valuation of investments – Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Fixed income securities are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. Investments in shares of other open-end investment companies are valued at their NAV as reported by such companies. When using quoted prices and when the market for the securities are considered active, the securities will be classified as Level 1 within the fair value hierarchy (see below). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the security is principally traded closes early; or (iii) trading of the security is halted during the day and does not resume prior to a Fund’s NAV calculation. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

U.S. Treasury Obligations and Corporate Bonds held by the Ave Maria Bond Fund are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments, by security type, as of December 31, 2019:

Ave Maria Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$210,579,999	$—	$—	$210,579,999
Money Market Funds	37,675,386	—	—	37,675,386
Total	$248,255,385	$—	$—	$248,255,385

Ave Maria Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$828,416,474	$—	$—	$828,416,474
Money Market Funds	26,498,248	—	—	26,498,248
Total	$854,914,722	$—	$—	$854,914,722

Ave Maria Rising Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$916,289,450	$—	$—	$916,289,450
Money Market Funds	37,481,571	—	—	37,481,571
Total	$953,771,021	$—	$—	$953,771,021

Ave Maria World Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$70,856,054	$—	$—	$70,856,054
Money Market Funds	3,090,432	—	—	3,090,432
Total	$73,946,486	$—	$—	$73,946,486

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Ave Maria Bond Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$136,089,589	$—	$136,089,589
Corporate Bonds	—	160,165,264	—	160,165,264
Common Stocks	77,973,629	—	—	77,973,629
Money Market Funds	19,475,197	—	—	19,475,197
Total	$97,448,826	$296,254,853	$—	$393,703,679

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. There were no Level 3 securities or derivative instruments held by the Funds as of or during the year ended December 31, 2019.

(b) Income taxes – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2019:

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Federal income tax cost	$192,690,423	$566,375,398	$729,672,181	$58,173,066	$375,990,380
Gross unrealized appreciation	$57,813,884	$290,190,417	$228,889,350	$16,208,695	$18,484,428
Gross unrealized depreciation	(2,248,922)	(1,651,093)	(4,790,510)	(435,275)	(771,129)
Net unrealized appreciation	55,564,962	288,539,324	224,098,840	15,773,420	17,713,299
Accumulated earnings	$55,564,962	$288,539,324	$224,098,840	$15,773,420	$17,713,299

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for the Ave Maria World Equity Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales. There is no difference between the federal income tax cost and the financial statement cost of

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

portfolio investments for the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria Bond Fund as of December 31, 2019.

During the year ended December 31, 2019, the following reclassifications were made as a result of permanent differences between the financial statements and income tax reporting requirements:

	Increase Accumulated Earnings	Decrease in Paid-in Capital
Ave Maria Value Fund	$6,615	$(6,615)
Ave Maria Growth Fund	2,814	(2,814)
Ave Maria Rising Dividend Fund	5,058	(5,058)
Ave Maria World Equity Fund	451	(451)
Ave Maria Bond Fund	5,280	(5,280)

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Investment transactions and investment income – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Cost of investments includes amortization of premiums and accretion of discounts. Realized gains and losses on investments sold are determined on a specific identification basis. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

(d) Dividends and distributions – Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Value Fund, the Ave Maria Growth Fund and the Ave Maria World Equity Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the years ended December 31, 2019 and 2018 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Ave Maria Value Fund:
December 31, 2019	$94,740	$12,330,238	$12,424,978
December 31, 2018	$—	$20,668,673	$20,668,673
Ave Maria Growth Fund:
December 31, 2019	$35,611	$14,237,413	$14,273,024
December 31, 2018	$1,081,565	$37,942,956	$39,024,521
Ave Maria Rising Dividend Fund:
December 31, 2019	$10,942,259	$61,071,953	$72,014,212
December 31, 2018	$13,973,053	$64,821,269	$78,794,322
Ave Maria World Equity Fund:
December 31, 2019	$504,431	$2,738,202	$3,242,633
December 31, 2018	$621,539	$2,053,636	$2,675,175
Ave Maria Bond Fund
December 31, 2019	$7,148,408	$5,230,638	$12,379,046
December 31, 2018	$5,325,147	$4,791,500	$10,116,647

(e) Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses – Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2. Investment Advisory Agreements and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. Effective May 1, 2019, the Adviser receives from the Ave Maria Value Fund a fee, which is accrued daily and paid quarterly, at the annual rate of 0.85% of its average daily net assets. Prior to May 1, 2019, the Adviser received from the Ave Maria Value Fund a fee, which was accrued daily and paid quarterly, at the annual rate of 0.95% of its average daily net assets. The Adviser receives from each of the Ave Maria Growth Fund and the Ave Maria Rising Dividend Fund a fee, which is accrued daily and paid quarterly, at the annual rate of 0.75% of its average daily net assets. The Adviser receives from the Ave Maria World Equity Fund a fee, which is accrued daily and paid quarterly, at the annual rate of 0.95% of its average daily net assets. The Adviser receives from the Ave Maria Bond Fund a fee, which is accrued daily and paid quarterly, at the annual rate of 0.30% of its average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2020 so that the ordinary operating expenses of each of the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria World Equity Fund do not exceed 1.25% per annum of average daily net assets; and so that the ordinary operating expenses of the Ave Maria Bond Fund do not exceed 0.60% per annum of average daily net assets. Accordingly, during the year ended December 31, 2019, the Adviser reduced its investment advisory fees by $24,996 with respect to the Ave Maria World Equity Fund.

Any investment advisory fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. As of December 31, 2019, the Adviser may seek recoupment of investment advisory fee reductions from the Ave Maria World Equity Fund totaling $167,233 no later than the dates as stated below:

Ave Maria World Equity
December 31, 2020	$84,176
December 31, 2021	58,061
December 31, 2022	24,996
Total	$167,233

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily NAV per share of each Fund, maintains the financial books and records of the Funds, maintains the records of each shareholder’s account, and processes purchases and redemptions of each Fund’s shares. For the performance of these services, Ultimus receives fees from each Fund computed as a percentage of such Fund’s average daily net assets, subject to a minimum monthly fee.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as each Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) received from the Trust an annual retainer of $46,000 (except that such fee is $56,000 for the Lead Independent Trustee/Chairman of the Governance Committee and $50,000 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. Trustee Emeritus receive one-half of both the annual retainer and fee for attendance at each meeting; plus reimbursement of travel and other expenses incurred in attending meetings. Effective January 1, 2020, each Independent Trustee will receive from the Trust an annual retainer of $53,000 (except that such fee will be $64,500 for the Lead Independent Trustee/Chairman of the Governance Committee and $59,500 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. Trustee Emeritus will receive one-half of both the annual retainer and fee for attendance at each meeting; plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust.

Each member of the Catholic Advisory Board (“CAB”), including Emeritus members, except Lawrence Kudlow, receives an annual retainer of $4,000 (except that such fee is $14,000 for the CAB chairman), payable quarterly; a fee of $3,000 for attendance at each meeting of the CAB; plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of CAB members’ fees and expenses.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

3. Investment Transactions

During the year ended December 31, 2019, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Purchases of investment securities	$82,627,064	$143,982,665	$257,968,286	$24,631,371	$94,708,963
Proceeds from sales and maturities of investment securities	$95,683,116	$106,913,403	$293,417,092	$23,269,874	$50,537,256

4. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of December 31, 2019, the Ave Maria Value Fund and the Ave Maria Growth Fund had 28.8% and 25.3%, respectively, of the value of their net assets invested in stocks within the industrials sector.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

6. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

AVE MARIA MUTUAL FUNDS

Report of Independent Registered
Public Accounting Firm

To the Shareholders and the Board of Trustees of Schwartz Investment Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Schwartz Investment Trust (the “Funds”) comprising the Ave Maria Value Fund, Ave Maria Growth Fund, Ave Maria Rising Dividend Fund, Ave Maria World Equity Fund, and Ave Maria Bond Fund, including the schedules of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Schwartz Investment Trust as of December 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall

AVE MARIA MUTUAL FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

February 18, 2020

We have served as the auditor of one or more Schwartz Investment Trust investment companies since 1993.

AVE MARIA MUTUAL FUNDS

Board of Trustees and Executive Officers

(Unaudited)

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Trustee/Officer		Address	Year of Birth	Position Held with the Trust	Length of Time Served
Interested Trustees:
*	George P. Schwartz, CFA	801 W. Ann Arbor Trail, Plymouth, MI	1944	Chairman of the Board/President/Trustee	Since 1992
Independent Trustees:
	Louis C. Bosco, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1936	Trustee Emeritus	Since 2008
	Donald J. Dawson, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1947	Trustee	Since 1993
	Joseph M. Grace	801 W. Ann Arbor Trail, Plymouth, MI	1936	Trustee Emeritus	Since 2007
	John J. McHale, Jr.	801 W. Ann Arbor Trail, Plymouth, MI	1949	Trustee	Since 2014
	Edward J. Miller	801 W. Ann Arbor Trail, Plymouth, MI	1946	Trustee	Since 2017
	William A. Morrow	801 W. Ann Arbor Trail Plymouth, MI	1947	Trustee	Since 2018
Executive Officers:
*	Robert C. Schwartz, CFP	801 W. Ann Arbor Trail, Plymouth, MI	1976	Vice President and Secretary	Since 2013
*	Timothy S. Schwartz, CFA	5060 Annunciation Circle, Ave Maria, FL	1971	Treasurer	Since 2000
*	Cathy M. Stoner, CPA, IACCP	801 W. Ann Arbor Trail, Plymouth, MI	1970	Chief Compliance Officer	Since 2010

*

George P. Schwartz, Robert C. Schwartz, Timothy S. Schwartz and Cathy M. Stoner, as affiliated persons of Schwartz Investment Counsel, Inc., the Funds’ investment adviser, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. George P. Schwartz is the father of Robert C. Schwartz and Timothy S. Schwartz.

AVE MARIA MUTUAL FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees six portfolios of the Trust: the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund, the Ave Maria Bond Fund and the Schwartz Value Focused Fund. The principal occupations of the Trustees and executive officers of the Trust during the past five years and public directorships held by the Trustees are set forth below:

George P. Schwartz, CFA is Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. and the co-portfolio manager of the Ave Maria Rising Dividend Fund.

Louis C. Bosco, Jr. retired in April 2012. Prior to his retirement, he was a partner in Bosco Development Company (a real estate firm).

Donald J. Dawson, Jr. retired in March 2015. Prior to retirement, he was Chairman of Payroll 1, Inc. (a payroll processing company) from 1986 – 2015.

Joseph M. Grace retired in 1996. Prior to his retirement, he was Senior Vice President of National Bank of Detroit (renamed JPMorgan Chase & Company).

John J. McHale, Jr. is Special Assistant to Commissioner of Major League Baseball since 2015. He was Executive Vice President of Major League Baseball from 2000 – 2015.

Edward J. Miller is Vice Chairman and Director of Detroit Investment Fund since 2001 and Invest Detroit Foundation since 2010 (financiers for redevelopment of Detroit, Michigan).

William A. Morrow retired in 2017. Prior to his retirement, he was Senior Executive Vice President of Crain Communications, Inc. (business media) from 1985 – 2017.

Robert C. Schwartz, CFP is Senior Vice President and Secretary of Schwartz Investment Counsel, Inc. and is the co-portfolio manager of the Ave Maria World Equity Fund.

Timothy S. Schwartz, CFA is President of Schwartz Investment Counsel, Inc. and the lead portfolio manager of the Ave Maria Value Fund.

Cathy M. Stoner, CPA, IACCP is Vice President, Chief Financial Officer, Chief Compliance Officer, and Treasurer of Schwartz Investment Counsel, Inc.

Additional information regarding the Trustees and executive officers of the Trust may be found in the Funds’ Statement of Additional Information and is available without charge upon request by calling (888) 726-9931.

AVE MARIA MUTUAL FUNDS

Catholic Advisory Board

(Unaudited)

The Catholic Advisory Board reviews the companies selected by the Adviser to ensure that the companies operate in a way that is consistent with teachings and core values of the Roman Catholic Church. The Catholic Advisory Board evaluates companies using publicly available information, information from the Adviser, and information from shareholders and other sources in making its recommendations. The following are the members of the Catholic Advisory Board:

Member	Address	Year of Birth	Length of Time Served
Robert P. George	801 W. Ann Arbor Trail, Plymouth, MI	1955	Since 2016
Dr. Scott Hahn, PhD	801 W. Ann Arbor Trail, Plymouth, MI	1957	Since 2018
Lou Holtz	801 W. Ann Arbor Trail, Plymouth, MI	1937	Since 2007
Lawrence Kudlow	801 W. Ann Arbor Trail, Plymouth, MI	1947	Since 2005
Thomas S. Monaghan	801 W. Ann Arbor Trail, Plymouth, MI	1937	Since 2001
Melissa Moschella, PhD	801 W. Ann Arbor Trail, Plymouth, MI	1979	Since 2017
Gloria Purvis	801 W. Ann Arbor Trail, Plymouth, MI	1969	Since 2017
Fr. John Riccardo, STL	801 W. Ann Arbor Trail, Plymouth, MI	1965	Since 2011
Paul R. Roney	801 W. Ann Arbor Trail, Plymouth, MI	1957	Since 2001
Lila Rose	801 W. Ann Arbor Trail, Plymouth, MI	1988	Since 2019

Robert P. George is a legal scholar, political philosopher, and public intellectual who serves as the McCormick Professor of Jurisprudence at Princeton University.

Dr. Scott Hahn, PhD is a bestselling author and theology professor at Franciscan University since 1990 and holds the Fr. Michael Scanlan Chair of Biblical Theology and the New Evangelization. He is Founder and President of the St. Paul Center for Biblical Theology and Editor-in-Chief of Emmaus Road Publishing.

Lou Holtz is the former football coach at University of Notre Dame among others, ESPN college football analyst, author and motivational speaker.

Lawrence Kudlow is the Assistant to the President for Economic Policy and Director of the National Economic Council. He is also Chief Executive Officer and founder of Kudlow & Co., LLC (an economic research and consulting firm). He was formerly CNBC’s Senior Contributor and radio host of the nationally-syndicated “Larry Kudlow Show.”

Thomas S. Monaghan is Chairman of the Ave Maria Foundation (a non-profit foundation supporting Roman Catholic organizations) and Chancellor of Ave Maria University. Prior to December 1998, he was Chairman and Chief Executive Officer of Domino’s Pizza, Inc.

AVE MARIA MUTUAL FUNDS
CATHOLIC ADVISORY BOARD
(Unaudited) (Continued)

Melissa Moschella, PhD is Assistant Professor of Medical Ethics at Columbia University. From August 2013 until June 2017, she was Assistant Professor of Philosophy at The Catholic University of America. She has published articles about moral and political philosophy and ethics in a number of academic publications. She is also a lecturer and recipient of a number of academic honors and fellowships.

Gloria Purvis is creator and host of Eternal World Television Network (EWTN) series “Authentically Free at Last” and host of “Morning Glory” on EWTN Global Catholic Radio.

Fr. John Riccardo, STL is a priest of the Archdiocese of Detroit and Executive Director of ACTS XXIX, an organization committed to helping parishes create a road map for evangelization and discipleship.

Paul R. Roney is Executive Director of the Ave Maria Foundation and President of Domino’s Farms Corporation. Prior to December 1998, he was Treasurer of Domino’s Pizza, Inc.

Lila Rose is Founder and President of “Live Action,” a media and news nonprofit dedicated to ending abortion and inspiring a culture that respects all human life. She is the host of “The Lila Rose Show” podcast and has made numerous media appearances on many major news outlets.

Additional information regarding the Funds’ Catholic Advisory Board members may be found in the Funds’ Statement of Additional Information and is available without charge upon request by calling (888) 726-9331.

AVE MARIA MUTUAL FUNDS

About Your Funds’ Expenses

(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (July 1, 2019) and held until the end of the period (December 31, 2019).

The tables that follow illustrate each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the U.S Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ Prospectus.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Net Expense Ratio(a)	Expenses Paid During Period(b)
Ave Maria Value Fund
Based on Actual Fund Return	$1,000.00	$1,014.10	1.07%	$5.43
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.81	1.07%	$5.45

Ave Maria Growth Fund
Based on Actual Fund Return	$1,000.00	$1,098.20	0.93%	$4.92
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.52	0.93%	$4.74

Ave Maria Rising Dividend Fund
Based on Actual Fund Return	$1,000.00	$1,085.60	0.92%	$4.84
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.57	0.92%	$4.69

Ave Maria World Equity Fund
Based on Actual Fund Return	$1,000.00	$1,062.50	1.25%	$6.50
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.90	1.25%	$6.36

Ave Maria Bond Fund
Based on Actual Fund Return	$1,000.00	$1,029.60	0.48%	$2.46
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,022.79	0.48%	$2.45

(a)	Annualized, based on each Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS

Federal Tax Information

(Unaudited)

For the fiscal year ended December 31, 2019, the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund designated $12,330,816, $14,238,253, $61,076,176, $2,738,348 and $5,233,278, respectively, as long-term capital gain distributions.

Qualified Dividend Income – The Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund designates 100%, 100%, 100%, 100%, 100% and 28.89%, respectively, of their ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distributions that qualifies under tax law. For the fiscal year ended December 31, 2019, the percentage of ordinary income dividends qualified for the corporate dividends receivable deduction for the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund was 100%, 100%, 100%, 97.35% and 21.60%, respectively.

AVE MARIA MUTUAL FUNDS

Other Information

(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-PORT. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

AVE MARIA
MUTUAL FUNDS

Ave Maria Mutual Funds
series of Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

Board of Trustees
George P. Schwartz, CFA, Chairman
Louis C. Bosco, Jr., Emeritus
Donald J. Dawson, Jr.,
Lead Independent Trustee
Joseph M. Grace, Emeritus
John J. McHale, Jr.
Edward J. Miller
William A. Morrow

Executive Officers
George P. Schwartz, CFA, President
Robert C. Schwartz, CFP, V.P./Secretary
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP,
Chief Compliance Officer

Catholic Advisory Board
Paul R. Roney, Chairman
Robert P. George, Ph.D.
Scott Hahn, Ph.D.
Lou Holtz, Emeritus
Larry Kudlow, Emeritus
Thomas S. Monaghan
Melissa Moschella, Ph.D.
Gloria Purvis
Fr. John Riccardo, Emeritus
Lila Rose

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

Distributor
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
Deloitte & Touche, LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
Sullivan & Worcester, LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

www.avemariafunds.com

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has an audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is William A. Morrow. Mr. Morrow is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $148,500 and $144,000 with respect to the registrant’s fiscal years ended December 31, 2019 and 2018, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $19,000 and $18,350 with respect to the registrant’s fiscal years ended December 31, 2019 and 2018, respectively. The services comprising these fees are tax consulting and the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended December 31, 2019 and 2018, aggregate non-audit fees of $19,000 and $18,350, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. During the fiscal years ended December 31, 2019 and 2018, $15,000 and $14,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The registrant’s audit committee determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Nominating and Governance Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schwartz Investment Trust

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President and Principal Executive Officer

Date	February 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President and Principal Executive Officer

Date	February 25, 2020

By (Signature and Title)*		/s/ Timothy S. Schwartz
Timothy S. Schwartz, Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	February 25, 2020

*	Print the name and title of each signing officer under his or her signature.